Exhibit 10.1

SECOND

AMENDED AND RESTATED AGREEMENT

OF LIMITED PARTNERSHIP

OF

UNITED DOMINION REALTY, L.P.

Dated as of July 1, 2026

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(continued)

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(continued)

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(continued)

Page
Exhibits

Exhibit A	List of Partners	A-1
Exhibit B	Notice of Exercise of Redemption Right	B-1
Exhibit C	Partnership Unit Designation of the Class I Out-Performance Partnership Shares	C-1
Exhibit D	Partnership Unit Designation of the Class II Out-Performance Partnership Shares	D-1
Exhibit E	Partnership Unit Designation of the Class III Out-Performance Partnership Shares	E-1
Exhibit F	Partnership Unit Designation of the Class IV Out-Performance Partnership Shares	F-1
Exhibit G	Partnership Unit Designation of the Class V Out-Performance Partnership Shares	G-1
Exhibit H	Partnership Unit Designations of the LTIP Units	H-1
Exhibit I	Partnership Unit Designations of the LT Units	I-1

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SECOND

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

UNITED DOMINION REALTY, L.P.

Dated as of July 1, 2026

RECITALS

United Dominion Realty, L.P. (the “Partnership”) was formed as a limited partnership under the laws of the State of Delaware by a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on February 19, 2004 and is the successor-in-interest to United Dominion Realty Trust, L.P., a limited partnership formed under the laws of Virginia, which commenced operations on November 4, 1995. The limited partnership agreement of the Partnership was amended and restated on the 29th day of October, 2025 (such agreement, the “First A&R Agreement”).  This Second Amended and Restated Agreement of Limited Partnership amends and restates the First A&R Agreement and is adopted this 1st day of July, 2026 pursuant to the provisions of Section 17-211(g) of the Act (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

1.01	Defined Terms.

The following defined terms used in this Agreement shall have the meanings specified below:

“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be

amended from time to time.

“Additional Funds” is defined in Section 4.03.

“Additional Limited Partner” means a Person admitted to this Partnership as a Limited Partner pursuant to Section 4.02.

“Affiliate” means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.

“Agreed Value” means the fair market value of a Partner’s non-cash Capital Contribution as of the date of contribution as agreed to by the such Partner and the General Partner. The name and address of each Partner, number of Partnership Units issued to such Partner, and the Agreed Value of such Partner’s non-cash Capital Contributions as of the date of contribution thereof is set forth on Exhibit A.

“Agreement” means this Second Amended and Restated Agreement of Limited Partnership, as amended from time to time.

“Available Cash” means, for any period, the excess, if any, of (i) the cash receipts of the Partnership (other than from the sale, exchange or other disposition of the assets of the Partnership), including amounts withdrawn from reserves, over (ii) the disbursements of cash by the Partnership (other than distributions to Partners and amounts paid with the receipts from the sale, exchange or other disposition of the assets of the Partnership), including amounts deposited in reserves. Available Cash for any period shall be determined by the General Partner in its reasonable discretion.

“Capital Account” is defined in Section 4.04.

“Capital Contribution” means the total amount of capital contributed to the Partnership by each Partner. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner. The paid-in Capital Contribution shall mean the cash amount or the Agreed Value of other assets actually contributed by each Partner to the capital of the Partnership.

“Cash Amount” means an amount of cash per Partnership Unit equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption.

“Certificate” means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-or-attorney granted to the General Partner in Section 8.02) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

“Charter” means the Articles of Incorporation of the Company, as amended from time to time.

“Class A Partner” means a Limited Partner who holds Class A Partnership Units.

“Class A Partnership Units” means Partnership Interests having the rights and preferences of a Class A Partnership Unit as set forth in this Agreement.

“Class A Specified Redemption Date” means the date that Class A Partnership Units are required to be redeemed or acquired pursuant to Section 8.05(d).

“Code” means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

“Commission” means the Securities and Exchange Commission.

“Company” means UDR, Inc., a Maryland corporation.

“Contribution Agreements” means collectively that certain Contribution Agreement dated as of May 2, 2003 between the General Partner, the Partnership, Mesa Verde Villas II, L.P. and M.V. JV, LLC and that certain Contribution Agreement dated as of May 2, 2003 between the General Partner, the Partnership and Windjammer Apartments, L.P.

“Contributor” means each of Mesa Verde Villas II, L.P., M.V. JV, LLC, or Windjammer Apartments, L.P.

“Conversion Factor” means 1.0, as adjusted pursuant to Section 8.05(f) of this Agreement.

“Cross Over Date” means, with respect to a Class A Partnership Unit, the first to occur of (i) the date on which a Class A Partner would have received distributions with respect to the Class A Partnership Units held by such Class A Partner equal to or greater than the Threshold Amount for a period of four consecutive calendar quarters, assuming such Class A Partner had received distributions based on the Dividend Equivalent instead of distributions on the Class A Partnership Units pursuant to this Agreement, or (ii) the date on which the Class A Partner holding such Class A Partnership Units gives written notice to the Partnership in accordance with Section 12.01 of this Agreement that such date shall be the Cross Over Date with respect to such Class A Partnership Units.

“Dividend Equivalent” as to any Partner means the amount of distributions such Partner would have received for the quarter (or other distribution period) from REIT Shares if such Partner owned the number of REIT Shares equal to the product of such Partner’s Partnership Units and the Conversion Factor for the Partnership Record Date pertaining to such quarter (or other distribution period); provided, however, that for purposes of determining any Partner’s Dividend Equivalent for any period for which the Company pays a dividend with respect to REIT Shares in which holders of REIT Shares have an option to elect to receive such dividend in cash or additional REIT Shares, the amount of distributions such Partner shall be deemed to have received with respect to such dividend (if such Partner was deemed to own the specified number of REIT Shares) shall be equal to the product of (i) the specified number of REIT Shares deemed to be owned by such Partner, and (ii) the quotient obtained by dividing (a) the aggregate amount of cash paid by the Company in such dividend to all holders of REIT Shares, by (b) the aggregate number of REIT Shares outstanding as of the close of business on the record date for such dividend.

“Event of Bankruptcy” as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

“Family Member” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers, sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“General Partner” means the Company and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner. At any time at which the Partnership has two or more General Partners, all such General Partners shall designate one of such General Partners as managing General Partner and may from time to time designate a successor managing General Partner and, unless the context otherwise requires, references to the General Partner shall mean the General Partner at the time so designated as managing General Partner.

“General Partnership Interest” means a Partnership Interest held by the General Partner that is a general partnership interest.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of such Person’s status as the General Partner or a director, officer or employee of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion,

“Limited Partner” means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership.

“Limited Partnership Interest” means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

“Loss” is defined in Section 5.01(f).

“Minimum Limited Partnership Interest” means the lesser of (i) 1% or (ii) if the total Capital Contributions to the Partnership exceeds $50 million, 1% divided by the ratio of the total Capital Contributions to the Partnership to $50 million; provided, however, that the Minimum Limited Partnership Interest shall not be less than 0.2% at any time.

“Notice of Redemption” means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.

“NYSE” means the New York Stock Exchange and includes any other national securities exchange on which the REIT Shares are listed at the determination date.

“Offer” is deemed in Section 7.01(c).

“Original Limited Partner” means UDRT of North Carolina, LLC., a North Carolina limited liability company.

“Outside Partner” means any Partner other than a UDR Partner. “Partner” means any General Partner or Limited Partner.

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(i). A Partner’s share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

“Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704- 2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner’s share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(l).

“Partnership Record Date” means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02, which record date shall be the same as the record date established by the General Partner for a distribution to the holders of the REIT Shares.

“Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from time to time.

“Percentage Interest” means at any time the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units outstanding at such time. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as may be amended from time to time.

“Percentage Interest Adjustment Date” means the effective date of an adjustment of the Partners’ Percentage Interests pursuant to Section 4.05.

“Person” means any individual, partnership, corporation, joint venture, trust or other entity.

“Preferred Return” means, as to each Class A Partner, a cumulative annual, non- compounded return on each Class A Partnership Unit equal to eight percent (8%) based upon a value of $16.61 per Class A Partnership Unit.

“Profit” is defined in Section 5.01(f).

“Property” means any apartment property or other investment in which the Partnership holds an ownership interest.

“Redeeming Partner” is deemed in Section 8.05(a). “Redemption Right” is defined in Section 8.05(a).

“Regulations” means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the

Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

“REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Expenses” means (i) costs and expenses relating to the continuity of existence of  the Company and its Subsidiaries (all such entities shall, for purposes of this section, be included within the definition of Company), including, without limitation, taxes, fees and assessments associated therewith and any costs, expenses or fees payable to any director, officer or employee of the Company (including, without limitation, any costs of indemnification), (ii) costs and expenses relating to any offer or registration of REIT Shares or other securities by the Company and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offer of securities and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses incurred in connection with the repurchase of any securities by the Company, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the Company under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the Company, (vii) costs and expenses incurred by the Company relating to any issuance or redemption of Partnership Interests, and (viii) all other operating or administrative costs incurred by the Company in connection with the ordinary course of the Company’s or the Partnership’s business (including the business of any Subsidiary thereof).

“REIT Share” means a share of common stock of the Company, $1 par value per share, or a share of the common stock of any Successor Entity.

“REIT Shares Amount” shall mean a whole number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Redemption Date plus cash in lieu of any fractional REIT Shares based on the Value of a REIT Share as of the date of receipt by the General Partner of a Notice of Redemption; provided that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “rights”), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

“Securities Act” means the Securities Act of 1933, as amended. “Service” means the Internal Revenue Service.

“Specified Redemption Date” means (i) with respect to Partnership Units to be redeemed for a Cash Amount, the first Business Day of the month that is at least 20 business days after the receipt by the General Partner of the Notice of Redemption, as the same may be extended pursuant to Section 8.05(d) and (ii) with respect to Partnership Units to be redeemed for a REIT Shares Amount, the fifth Business Day following the date of the General Partner’s notice of its election to purchase such Partnership Units pursuant to Section 8.05(b).

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities (including general partners’ interests) or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Substitute Limited Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03.

“Threshold Amount” means a fixed distribution of $1.3288 per annum. “Transaction” is defined in Section 7.01(c).

“Transfer” is defined in Section 9.02(a).

“UDR Partner” means the Company and any Partner that is an Affiliate of the Company.

“Value” means, with respect to any security, the average of the daily market price of such security for the twenty (20) consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if such security is listed or admitted to trading on any securities exchange or The Nasdaq National Market, the closing price, regular way, on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such security is not listed or admitted to trading on any securities exchange or The Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a recognized quotation source designated by the Company, or (iii) if such security is not listed or admitted to trading on any securities exchange or The Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of such security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that any security includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the “Value” of such security.

ARTICLE II

PARTNERSHIP CONTINUATION AND IDENTIFICATION

2.01Defined Terms. The Partners hereby agree to continue the Partnership pursuant to the Act and upon the terms and conditions set forth in this Agreement.
2.02 Name, Office and Registered Agent. The name of the Partnership shall be United Dominion Realty, L.P. The specified office and place of business of the Partnership shall be 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership’s registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.
2.03	Partners.
(a)The General Partner of the Partnership is the Company. Its principal place of business shall be the same as that of the Partnership.
(b)The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A hereto, as amended from time to time.
2.04	Term and Dissolution.
(a)The term of the Partnership shall continue in full force and effect until the Partnership is dissolved as provided by law or upon the first to occur of any of the following events:
(i)The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death or withdrawal of a General Partner unless the Partnership is continued pursuant to Section 2.04(c); provided, that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;
(ii)The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives one or more obligations as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as all of such obligations are paid or satisfied in full);
(iii)The redemption of all Limited Partnership Interests (other than any of such interests held by the Company or any Subsidiary thereof); or

(iv)The election by the General Partner that the Partnership should be dissolved.
(b)Upon dissolution of the Partnership (unless the Partnership is continued pursuant to Section 2.04(c)) the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership’s assets and apply and distribute the proceeds thereof in accordance with Section 5.06. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership’s debts and obligations), or (ii) distribute the assets to the Partners in kind.
(c)Notwithstanding Section 2.04(a)(i), upon the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death or withdrawal of a General Partner, the Limited Partners, within 90 days after such occurrence, may elect to continue the Partnership for the balance of the term specified in Section 2.04(a) by selecting, subject to Section 7.02 and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.
2.05Filing of Certificate and Perfection of Limited Partnership. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.
2.06Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear the following legend:

This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Second Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended from time to time.

ARTICLE III

BUSINESS OF THE PARTNERSHIP

3.01Business of the Partnership. The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to qualify as a

REIT, unless the Company otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company’s right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the Company’s current status as a REIT and the avoidance of income and excise taxes on the Company inures to the benefit of all the Partners and not solely to the Company. Notwithstanding the foregoing, the Limited Partners acknowledge that the Company may terminate its status as a REIT under the Code at any time to the full extent permitted by the Charter. Subject to Article XI hereof, the General Partner shall also be empowered (but shall not be required) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704 of the Code.

ARTICLE IV

CAPITAL CONTRIBUTIONS AND ACCOUNTS

4.01Capital Contributions. The General Partner and the Limited Partners have contributed to the capital of the Partnership cash or property in an amount or having an Agreed Value set forth opposite their names on Exhibit A, as amended from time to time.
4.02Additional Capital Contributions and Issuances of Additional Partnership Interests. Except as provided in this Section 4.02 or in Section 4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The Partners, with the consent of the General Partner, which consent may be withheld in its sole and absolute discretion, may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.
(a)Issuances of Additional Partnership Interests. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership. Upon each issuance of Partnership Units hereunder, the General Partner shall amend Exhibit A attached hereto to reflect such issuance.

(b)Certain Deemed Contributions of Proceeds of Issuance of Company Securities. If (i) the Company issues securities and contributes some or all the proceeds raised in connection with such issuance to the Partnership and (ii) the proceeds actually received and contributed by the Company to the Partnership are less than the Partnership’s share (as determined by the General Partner, in its sole and absolute discretion) of the gross proceeds of such issuance as a result of any underwriter’s discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the Partnership’s share of the gross proceeds of such issuance that are contributed to the Partnership and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the issuance of additional Partnership Units to the Company for such Capital Contributions pursuant to Section 4.02(a). In any case in which the Company contributes less than all of the proceeds of such issuance to the Partnership, it shall be deemed to have contributed the gross proceeds of issuance of the number of units of the issued security (or the number of dollars of principal in the case of debt securities) equal to the quotient of the division of the amount of proceeds contributed by the net proceeds per unit (or per dollar), and the Partnership shall be deemed to have paid offering expenses equal to the product of such number of units (or dollars) times the per unit (or per dollar) offering expenses.
(c)Minimum Limited Partnership Interest. In the event that either a redemption pursuant to Section 8.05 or additional Capital Contributions by the General Partner and the Original Limited Partner would result in the Limited Partners (other than the Original Limited Partner), in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and the Limited Partners (other than the Original Limited Partner) shall form another partnership and contribute sufficient Limited Partnership Interests together with such other Limited Partners so that the Limited Partners (other than the Original Limited Partner), in the aggregate, own at least the Minimum Limited Partnership Interest.
4.03Loans to the Partnership. If the General Partner determines that it is in the best interests of the Company and the Partnership to provide for additional Partnership funds (“Additional Funds”) for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings or (ii) elect to have the Company or a Subsidiary or Subsidiaries of the Company loan such Additional Funds to the Partnership. The loans to the Partnership shall be in exchange for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue debt securities for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership.
4.04Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Partner in accordance with Regulations Section 1.704-l(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution; (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest; (iii)

the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g); or (iv) an interest in the Partnership (other than a de minimis interest) is granted as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a partner capacity, or by a new Partner acting in a partner capacity or in anticipation of becoming a Partner of the Partnership (including the grant of an LTIP Unit (as defined in Exhibit H attached hereto)), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership’s property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-l(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701 (g) of the Code) on the date of the revaluation.

4.05Percentage Interests. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner’s Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners’ Percentage Interests are adjusted pursuant to this Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the several parts of the year (a) beginning on the first day of the year and ending on the next following Percentage Interest Adjustment Date, (b) beginning on the day following a Percentage Interest Adjustment Date and ending on the next following Percentage Interest Adjustment Date, and/or (c) beginning on the first day following the last Percentage Interest Adjustment Date occurring during the year and ending on the last day of the year, as may be appropriate, either (i) as if the taxable year had ended on the last day of each part or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation among the Partners of Profits and Losses allocated to any part of the year shall be based on the Percentage Interests determined as of the first day of such part.
4.06No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution.
4.07Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner’s Capital Contribution for so long as the Partnership continues in existence.
4.08No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party; nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

ARTICLE V

PROFITS AND LOSSES: DISTRIBUTIONS

5.01	Allocation of Profit and Loss.
(a)	General.
(i)Profit of the Partnership for each fiscal year of the Partnership shall be allocated in the following order of priority:
(A)First, to the Partners in proportion to and up to the amount of cash distributed to each such Partner pursuant to Section 5.02 for the fiscal year; and
(B)Thereafter, to the Partners in accordance with their respective Percentage Interests.
(ii)Loss of the Partnership for each fiscal year of the Partnership shall be allocated to the Partners in accordance with their respective Percentage Interests.
(iii)Depreciation and amortization expenses of the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.
(b)Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a “nonrecourse deduction” within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners’ respective Percentage Interests, (ii) any expense of the Partnership that is a “partner nonrecourse deduction” within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.7042(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.7042(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner’s “interest in partnership profits” for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner’s Percentage Interest.

(c)Qualified Income Offset. If a Limited Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Partner’s Capital Account that exceeds the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1 (b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Limited Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations Section 1.704-l(b) and Section 5.01(d), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).
(d)Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner’s Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.01(d).
(e)Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership’s fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.
(f)Definition of Profit and Loss. “Profit” and “Loss” and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 5.01(a)(iii), 5.01(b), 5.01(c), or 5.01(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code (including a method that may result in a Partner receiving a disproportionately larger share of the Partnership’s tax depreciation deductions) and such election shall be binding on all Partners.

5.02	Distribution of Cash.
(a)Except as provided in Section 5.06, the General Partner shall be required to make distributions of Available Cash pursuant to Sections 5.02(a)(i), 5.02(a)(ii), 5.02(a)(iii) and 5.02(a)(iv) on a quarterly (or, at the election of the General Partner, more frequent) basis to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period). The amount and frequency of the distributions of Available Cash pursuant to Section 5.02(a)(v) shall be determined by the General Partner in its sole discretion. Available Cash shall be distributed to the Partners in the following order of priority:
(i)First, to the Class A Partners until the Cross Over Date, in an amount sufficient to provide each Class A Partner its Preferred Return from the date of the first issuance of Class A Partnership Units through the date of the distribution less any prior distributions to the Class A Partners pursuant to this Section 5.01(a)(i); provided that if the Partnership does not have sufficient funds to distribute to provide each Class A Partner with its Preferred Return, distributions pursuant to this Section 5.02(a)(i) shall be made pro rata to the Class A Partners in accordance with the amount otherwise due to each Class A Partner under this Section 5.02(a)(i);
(ii)Second, to the Outside Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners, other than Class A Partners that are also UDR Partners, on and after the Cross Over Date) in proportion to their respective Percentage Interests on the Partnership Record Date, until each Outside Partner has received an amount equal to its Dividend Equivalent for such quarter (or other distribution period);
(iii)Third, to the UDR Partners, other than, prior to the Cross Over Date, UDR Partners who are also Class A Partners, in proportion to their respective Percentage Interests on the Partnership Record Date, until each UDR Partner has received an amount equal to the excess, if any, of (A) the amount that such UDR Partner would have received pursuant to Sections 5.02(a)(iv) and 5.02(a)(v) in the absence of Section 5.02(a)(ii) and this Section 5.02(a)(iii) from the date of this Agreement to the end of the period to which the distribution relates (assuming that distributions under Section 5.02(a)(v), like the distributions under Sections 5.02(a)(i) through 5.02(a)(iv), were required to be made on a quarterly or more frequent basis), over (B) the sum of all prior distributions to such UDR Partner pursuant to this Section 5.02(a)(iii), Section 5.02(a)(iv) and Section 5.02(a)(v);

(iv)Fourth, to the Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners on and after the Cross Over Date) in accordance with their respective Percentage Interests on the Partnership Record Date, until each such Outside Partner has received an amount equal to the excess, if any, of (A) the amount equal to its Dividend Equivalent from the date of this Agreement to the end of the period to which the distribution relates, over (B) the sum of all prior distributions to such Outside Partner pursuant to Section 5.02(a)(ii) and this Section 5.02(a)(iv); and
(v)Thereafter, to the Partners (which shall exclude the Class A Partners prior to the Cross Over Date, but shall include the Class A Partners on and after the Cross Over Date) in accordance with their respective Percentage Interests on the Partnership Record Date.

The amount and frequency of distributions of any cash other than Available Cash shall be determined by the General Partner in its sole discretion and, if distributed, such cash shall be distributed to the Partners in accordance with this Section 5.02(a). If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest for the Partnership Record Date following the issuance of such additional Partnership Interest shall be reduced in the proportion that the number of days that such additional Partnership Interest is held by such Partner bears to the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

(b)Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445, and 1446 of the Code. If the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or its assignee (including by reason of Section 1446 of the Code) and if the amount to be distributed to the Partner (the “Distributable Amount”) equals or exceeds the amount required to be withheld by the Partnership (the “Withheld Amount”), the Withheld Amount shall be treated as a distribution of cash to such Partner. If, however, the Distributable Amount is less than the Withheld Amount, no amount shall be distributed to the Partner, the Distributable Amount shall be treated as a distribution of cash to such Partner, and the excess of the Withheld Amount over the Distributable Amount shall be treated as a loan (a “Partnership Loan”) from the Partnership to the Partner on the day the Partnership pays over such excess to a taxing authority. A Partnership Loan may be repaid, at the election of the General Partner in its sole and absolute discretion, either (i) through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee, or (ii) at any time more than twelve (12) months after a Partnership Loan arises, by cancellation of Partnership Units with a value equal to the unpaid balance of the Partnership Loan (including accrued interest). Any amounts treated as a Partnership Loan pursuant to this Section 5.02(b) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal (or an equivalent successor publication), or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership is deemed to extend the loan until such loan is repaid in full.

(c)In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.
5.03REIT Distribution Requirements. Notwithstanding anything to the contrary in this Agreement, the General Partner, if it is not able to borrow money from the Partnership, may cause the Partnership to distribute amounts sufficient to enable the Company to pay stockholder dividends that will allow the Company to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.
5.04Distributions in Kind. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership; provided however that, at the request of a Partner (including, without limitation, the General Partner), and with the approval (in its sole and absolute discretion) of the General Partner, in lieu of a distribution of Available Cash pursuant to Section 5.02 or a distribution of cash upon liquidation pursuant to Section 5.06, the Partnership may make a distribution to a Partner in whole or in part in the form of the conveyance of Property (or interests therein) having a fair market value, as determined by the General Partner in its sole and absolute discretion, equal to the entirety or a portion of the distribution of cash that would otherwise be made to such Partner, and upon such conveyance, such Partner shall be deemed for all purposes of this Agreement to have received a distribution in an amount that equals the fair market value, as so determined, of the Property (or interest therein) so conveyed to such Partner. Such conveyance shall be on such terms and conditions as the General Partner may approve in its sole and absolute discretion, and may be consummated on a deferred basis (once the cumulative amount distributable to such Partner as of a given date equals or exceeds the fair market value of the Property (or interests therein) to be conveyed), or over time (through the conveyance of partial interests in a Property having a fair market value equal to the entirety or a portion of the amount then distributable to such Partner as of a given date). Nothing contained in this Section 5.04 shall limit the rights of the General Partner to distribute the assets of the Partnership to the Partners in kind pursuant to any other provision of this Agreement.
5.05Limitations on Return of Capital Contributions. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner’s Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership’s assets.
5.06	Distributions Upon Liquidation.
(a)Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership’s assets. Any distributions pursuant to this Section 5.06 shall be made by the end of the Partnership’s taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to ensure that adequate funds are available to pay any contingent debts or obligations.

(b)If the General Partner has a negative balance in its Capital Account following a liquidation of the Partnership, as determined after taking into account all Capital Account adjustments in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership’s assets, the General Partner shall contribute to the Partnership an amount of cash equal to the negative balance in its Capital Account and such cash shall be paid or distributed by the Partnership to creditors, if any, and then to the Limited Partners in accordance with Section 5.06(a). Such contribution by the General Partner shall be made by the end of the Partnership’s taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation).
5.07Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

ARTICLE VI

RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER

6.01	Management of the Partnership.
(a)Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:
(i)to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets, including, without limitation, equity interests in other REITs, mortgage loans and participations therein, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Company and the Partnership;
(ii)to construct buildings and make’ other improvements on the properties owned or leased by the Partnership;

(iii)to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;
(iv)to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;
(v)to guarantee or become a comaker of indebtedness of the Company or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;
(vi)to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the Company, the Partnership, or any Subsidiary of either to third parties or to the Company as set forth in this Agreement;
(vii)to lease all or any portion of any of the Partnership’s assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership’s assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;
(viii)to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership’s assets; provided, however, that the General Partner may not, without the consent of the Limited Partners (other than the Original Limited Partner) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Original Limited Partner), confess a judgment against the Partnership;
(ix)to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership business;
(x)to make or revoke any election permitted or required of the Partnership by any taxing authority;
(xi)to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

(xii)to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;
(xiii)to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to engage legal counsel, accountants, consultants, real estate brokers, and other professionals, as the General Partner may deem necessary or appropriate in connection with the Partnership business, on such terms (including provisions for compensation and eligibility to participate in employee benefit plans, stock option plans and similar plans funded by the Partnership) as the General Partner may deem reasonable and proper;
(xiv)to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;
(xv)to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;
(xvi)to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;
(xvii)to distribute Partnership cash or other Partnership assets in accordance with this Agreement;
(xviii)to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);
(xix)to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;
(xx)subject to Article XI, to merge, consolidate or combine the Partnership with or into another Person;
(xxi)subject to Article XI, to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704 of the Code; and
(xxii)to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the

General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

(b)Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.
6.02Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.
6.03	Indemnification and Exculpation of Indemnitees.
(a)The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.
(b)The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(c)The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.
(d)The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.
(e)For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.
(f)In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.
(g)An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.
(h)The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.
6.04	Liability of the General Partner.
(a)Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.
(b)The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Company and the Company’s stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the

Partnership to take (or decline to take) any actions. In any case in which the General Partner determines in good faith that the interests of the Limited Partners and the General Partner’s stockholders may conflict, the Limited Partners further acknowledge and agree that the General Partner shall be deemed to have discharged its fiduciary duties to the Limited Partners by discharging such duties to the General Partner’s stockholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with any such decisions, provided that the General Partner has acted in good faith.

(c)Subject to its obligations and duties as General Partner set forth in Section 6.01, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.
(d)Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to prevent the Company from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.
(e)Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.
6.05Partnership Expenses. In addition to the expenses that are directly attributable to the Partnership, the Partnership shall pay the REIT Expenses that are allocable to the Partnership. The General Partner, in its sole and absolute discretion, shall determine what portion of the REIT Expenses are allocable to the Partnership. If any REIT Expenses determined by the General Partner to be allocable to the Partnership are paid by the General Partner, the General Partner shall be reimbursed by the Partnership therefor.
6.06Outside Activities. The Partners and any officer, director, employee, agent, trustee, Affiliate, Subsidiary, or stockholder of any Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the Partners shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Partner, even if such opportunity is of a character which, if presented to the Partnership or any Partner, could be taken by such Person.

6.07	Employment or Retention of Affiliates.
(a)Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.
(b)The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.
(c)The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.
6.08Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.

ARTICLE VII

CHANGES IN GENERAL PARTNER AND THE COMPANY

7.01Transfer of a General Partner’s Partnership Interest; Transactions Involving the Company.
(a)Except as provided in Section 7.01(c), 7.01(d) or 7.03(a), a General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner.
(b)Except as provided in Section 7.01(c) or 7.01(d), the General Partner (or all General Partners if at any time there are two or more General Partners) and the Original Limited Partner will at all times own in the aggregate at least a 1% Percentage Interest.
(c)Except as otherwise provided in Section 7.01(d), the Company shall not merge, consolidate or otherwise combine with or into another Person or sell all or substantially all of its assets (other than in connection with a change in the Company’s state of incorporation or organizational form) (a “Transaction”), unless one of the following conditions is met:
(i)the consent of Limited Partners (other than the Company or any Subsidiary of the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than those held by the Company or any Subsidiary of the Company) is obtained;

(ii)the Transaction also includes a merger, consolidation or combination of the Partnership or sale of substantially all of the assets of the Partnership or other transaction as a result of which all Limited Partners (other than the Company or any Subsidiary) will receive for each Partnership Unit an amount of cash, securities, or other property (or a partnership interest or other security readily convertible into such cash, securities, or other property) no less than the product of the Conversion Factor and the greatest amount of cash, securities or other property (expressed as an amount per REIT Share) paid in the Transaction in consideration for REIT Shares, provided that if, in connection with the Transaction, a purchase, tender or exchange offer (“Offer”) shall have been made to and accepted by the holders of more than 50 percent of the outstanding REIT Shares, all Limited Partners (other than the Company or any Subsidiary) will receive no less than the amount of cash and the fair market value of securities or other consideration that they would have received had they (A) exercised their Redemption Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer;

(iii)the Company is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the Company or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per Partnership Unit) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares; or
(iv)the Company merges, consolidates, or combines with or into another entity and, immediately after such merger, (A) substantially all of the assets of the surviving entity, other than Partnership Units and the ownership interests in any wholly-owned Subsidiaries held by the Company, are contributed to the Partnership as a Capital Contribution in exchange for Partnership units with a fair market value equal to the value of the assets so contributed as determined pursuant to Section 704(b) of the Code, (B) any successor or surviving corporation expressly agrees to assume all obligations of the Company hereunder, and (C) the Conversion Factor is adjusted appropriately to reflect the ratio at which REIT Shares are converted into shares of the surviving entity.

The General Partner shall give the Limited Partners notice of any Transaction at least 20 business days prior to the effective date of such Transaction, provided, however, that the General Partner need not give any such notice prior to the date on which the holders of REIT Shares are first notified of such Transaction by the Company.

(d)	Notwithstanding Sections 7.01(a), 7.01(b) and 7.01(c),
(i)a General Partner may transfer all or any portion of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and
(ii)the Company may engage in a Transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares and the General Partner shall not be required to give notice to the Limited Partners of any such Transaction as provided by Section 7.01(c).
7.02Admission of a Substitute or Additional General Partner. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:
(a)the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 in connection with such admission shall have been performed;
(b)if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person’s authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and
(c)counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner’s limited liability.
7.03	Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.
(a)Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof.

The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

(b)Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of the Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.
7.04	Removal of a General Partner.
(a)Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.
(b)If a General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership (i) to the substitute General Partner approved by the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the General Partner and a majority in interest of the Limited Partners each shall select an appraiser, each of which appraisers shall complete an appraisal of the fair market value of the General Partner’s General Partnership Interest within 30 days of the General Partner’s removal, and the fair market value of the General Partner’s General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the General Partner’s General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the General Partner’s General Partnership Interest shall be the average of the two appraisals closest in value.

(c)The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner, providing, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expenses, Profit, gain or Loss, distributions or allocations, as the case may be, payable or allocable to the Limited Partners as such. Instead, such removed General Partner shall receive and be entitled to retain only distributions or allocations of such items which it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).
(d)All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section 7.04.

ARTICLE VIII

RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

8.01Management of the Partnership. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.
8.02Power of Attorney. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file and record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.
8.03Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership. Notwithstanding the foregoing provisions of this Section 8.03, a Class A Partner shall be liable to the Partnership or to its lenders to the extent set forth in any guarantee of Partnership debt or in any agreement to contribute capital to the Partnership in connection with any Partnership debt, in each case only to the extent so agreed by such Class A Partner in such guarantee or contribution agreement.

8.04Ownership by Limited Partner of Corporate General Partner or Affiliate. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.
8.05	Redemption Right.
(a)Subject to Sections 8.05(b), 8.05(c), 8.05(d), and 8.05(e), and the provisions of any agreement between the Partnership and any Limited Partner with respect to Partnership Units held by such Limited Partners, such Limited Partner, other than the Original Limited Partner, shall have the right (the “Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date, or on the Class A Specified Redemption Date with respect to a Class A Partner, all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership, provided, that such Partnership Units shall have been outstanding for at least one year. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the “Redeeming Partner”); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b). A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. Except as otherwise provided in Section 8.05(h), the Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date or the Class A Specified Redemption Date, as applicable.
(b)Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion but subject to the last sentence of this subsection (b), elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date or on the Class A Specified Redemption Date with respect to a Class A Partner, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (three for any Class A Partner) Business Days after the receipt by the General Partner of such Notice of Redemption. Such notice shall indicate whether the General Partner will pay the Cash Amount or the REIT Shares Amount. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner’s exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner’s exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner’s Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. If Section 5.05 hereof shall prevent the Partnership from satisfying, in whole or in part, any exercise of the Redemption Right by a Redeeming Partner, then the Company (whether or not it is then the General Partner) shall be deemed to have elected pursuant to this Section 8.05(b) to purchase, and hereby agrees to purchase, directly from such Redeeming Partner, such number of Partnership Units as the Partnership is unable to redeem due to the operation of Section 5.05.

(c)Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.05(b) (regardless of whether or not the Company would in fact exercise its rights under Section 8.05(b)) would (i) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (ii) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the Company’s, the Partnership’s or a Subsidiary’s real property, within the meaning of Section 856(d)(2)(B) of the Code, (iv) in the good faith opinion of the Board of Directors of the Company, otherwise disqualify the Company as a REIT, or (v) in the opinion of counsel for the Company, constitute or result in a violation of Section 5 of the Securities Act, or cause the acquisition of REIT Shares by such Partner to be “integrated” with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The Company, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the Redeeming Partner shall be paid the Cash Amount. Notwithstanding the foregoing, each Class A Partner shall be entitled to exercise its Redemption Right with respect to the Class A Partnership Units regardless of whether the issuance of REIT Shares to such Class A Partner would violate the restrictions set forth above, provided that the Class A Partner shall receive the Cash Amount in connection with such redemption.
(d)Any Cash Amount to be paid by the Partnership to a Redeeming Partner pursuant to Section 8.05(a), and any Cash Amount or REIT Shares Amount to be paid by the General Partner to a Redeeming Partner pursuant to Section 8.05(b), shall be paid within 20 Business Days, or with respect to a Redeeming Partner who is a Class A Partner, five Business Days, after the initial date of receipt by the General Partner of the Notice of Redemption relating to the Partnership Units to be redeemed; provided, however, that such 20 Business Day period, but not the five Business Day period, may be extended for up to an additional 180-day period to the extent required for the Company to issue and sell securities the proceeds of which will be contributed to the Partnership to provide cash for payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible.

(e)Notwithstanding any other provision of this Agreement, the General Partner may place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a “publicly traded partnership” under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, such restrictions are necessary in order to avoid the Partnership being treated as a “publicly traded partnership” under Section 7704 of the Code.
(f)	The Conversion Factor shall be adjusted from time to time as follows:
(i)In the event that the Company (A) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (B) subdivides its outstanding REIT Shares, or (C) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date; provided, however, that notwithstanding the foregoing, if the Company declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares (including a dividend in which stockholders may elect to receive all or a portion of such dividend in cash), no adjustment shall be made if, promptly thereafter, with respect to any dividend or distribution with respect to REIT Shares, the Partnership pays a distribution with respect to each Partnership Unit consisting of a number of Partnership Units (or fraction thereof) equal to the product of (i) the quotient obtained by dividing (a) the aggregate number of REIT Shares paid by the Company as a dividend to all stockholders, by (b) the aggregate number of REIT Shares outstanding as of the close of business on the record date for such dividend, and (ii) the number of REIT Shares for which such Partnership Unit is then redeemable pursuant to Section 8.05.
(ii)In the event that the Company declares or pays a dividend or other distribution on its outstanding REIT Shares (other than (a) ordinary cash dividends or (b) dividends payable in REIT Shares that give rise to an adjustment in the Conversion Factor under subsection (i) hereof) and the Value of the REIT Shares on the 20th trading day following the record date (“Record Date”) for such dividend or distribution (the “Post-Distribution Value”) is less than the Value of the REIT Shares on the Business Day immediately preceding such Record Date (the “Pre-Distribution Value”), then the Conversion Factor in effect after the Record Date shall be adjusted by multiplying the Conversion Factor in effect prior to the Record Date by a fraction, the numerator of which is the Pre-Distribution Value and the denominator of which is the Post-Distribution Value, provided. however, that no adjustment shall be made if (a) with respect to any cash dividend or distribution with respect to REIT shares, the Partnership distributes with respect to each Partnership Unit an amount equal to the amount of such dividend or distribution multiplied by the Conversion Factor or (b) with respect to any dividend or distribution of securities or property other than cash, the Partnership distributes with respect to each Partnership Unit an amount of securities or other property equal to the amount distributed with respect to each REIT share multiplied by the Conversion Ratio or a partnership interest or other security readily convertible into such securities or other property.

(iii)Any adjustment to the Conversion Factor shall become effective immediately after the effective date of any of the events described in subsections (i) and (ii), retroactive to the record date, if any, for such event, provided, however, that if the Partnership receives Notice of Redemption after the record date, but prior to the payment date or effective date, of any dividend, distribution, subdivision or combination referred to in subsection (i) or (ii), the Conversion Factor shall be determined as if the Company had received the Notice of Exchange immediately prior to the record date for such dividend, distribution, subdivision or combination.
(iv)If the rights (the “Stockholder Rights”) governed by the Rights Agreement, dated as of January 27, 1998 (the “Rights Agreement”), by and between the General Partner and ChaseMellon Shareholder Services L.L.C., are issued and exercised, the Conversion Factor shall be equitably adjusted to take into account the resulting dilution in the REIT Shares, provided, however, that the Conversion Factor shall not be adjusted with respect to any Partnership Units held by any person to which the provisions of Section 7(e) of the Rights Agreement apply or would apply if such person were a holder of Stockholder Rights.
(g)If a Class A Partner exercises its Redemption Right with respect to Class A Partnership Units and the Partnership elects to pay the Cash Amount with respect to such redemption and does not pay such amount to such Class A Partner by the Class A Specified Redemption Date then on such date the Partnership shall issue such Class A Partner a promissory note (the “Class A Note”). The Class A Note shall be payable within 30 calendar days and will bear interest at a rate per annum equal to LIBOR plus 90 basis points. Payment of the Class A Note shall be guaranteed by the General Partner. For purposes of this Section 8.05(g), “LIBOR” means the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the date the Class A Note is issued for a term of 30 days. If for any reason such rate is not available, the term “LIBOR” shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the date the Class A Note is issued for a term of 30 days; provided, however, if more than one rate is specified on the Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates.

(h)Notwithstanding anything set forth in this Agreement to the contrary, if a Class A Partner delivers a Notice of Redemption, a Partnership Record Date subsequently occurs with respect to a distribution to the Class A Partners pursuant to Section 5.02 and such distribution is not distributed prior to the Class A Specified Redemption Date, then the Class A Partner whose Class A Partnership Units are redeemed on such date shall be entitled to receive the distribution pursuant to Section 5.02(a) with respect to such Class A Partnership Units notwithstanding such redemption unless such Class A Partnership Units are redeemed for REIT Stock and such Class A Specified Redemption Date occurs on or before the record date for the payment of a dividend on such REIT Stock that is payable in respect of the same period as such distribution on the Class A Partnership Units so redeemed, in which event the distribution made to such Class A Partner pursuant to Section 5.02(a) shall be reduced by the amount of such dividend on the REIT Stock.
8.06NYSE Listing and Securities Act Registration of REIT Shares. In the event that the General Partner elects to acquire a Redeeming Partner’s Partnership Units by paying to such Partner the REIT Shares Amount, the REIT Shares issued to the Redeeming Partner if and to the extent provided in such Redeeming Partner’s Registration Rights Agreement shall be (a) registered under the Securities Act and/or entitled to rights to Securities Act registration and (b) listed on the NYSE.
8.07	Guaranty Opportunity, Etc.
(a)At the written request of any Partner other than the Company or any Subsidiary of the Company, the Partnership will use commercially reasonable efforts to provide such Partner with the opportunity to guaranty, in such amounts as requested by such Partner, one or more liabilities owed, directly or indirectly, by the Partnership, which may be indebtedness owed to the General Partner or an Affiliate thereof, enter into any other substantially similar arrangement or enter into an amendment or modification of any existing guaranty or substantially similar arrangement. The Partnership shall cooperate in good faith with any such Partner to consummate such request (i) with respect to one or more liabilities selected by the Partner and acceptable to the Partnership, (ii) using a form of guaranty (or other arrangement) reasonably acceptable to such Partner, and (iii) in a manner that results in the allocation of Partnership liabilities to such Partner in the requested amount under Treasury Regulations Section 1.752-2 (or any successor thereto).
(b)For the avoidance of doubt, the Partnership: (i) shall not be required to take any actions pursuant to this Section 8.07 that would adversely affect the Partnership or other Partners, or result in a breach by the Partnership of any other contractual obligations; (ii) shall not be required, pursuant to this Section 8.07, to incur any indebtedness or other liabilities that it would not otherwise have incurred; and (iii) makes no, and shall not be required to make any, representation to any Partner regarding the effectiveness of any action taken pursuant to this Section 8.07, and shall not be liable to any Partner for the failure of any guaranty or other arrangement to provide an allocation of Partnership liabilities to such Partner under Treasury Regulations Section 1.752-2 (or any successor thereto).

(c)Notwithstanding any provision herein to the contrary, the General Partner shall not be entitled to amend any provision of this Section 8.07 without the consent of Limited Partners (other than the Company or any Subsidiary of the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Company or any Subsidiary of the Company).

ARTICLE IX

TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

9.01	Purchase for Investment.
(a)Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.
(b)Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.
9.02	Restrictions on Transfer of Limited Partnership Interests.
(a)Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer his Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a “Transfer”) without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.
(b)No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).
(c)No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of counsel for the Partnership, the Transfer would result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of counsel for the Partnership, the Transfer would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such Transfer is effectuated through an

“established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code,

(d)No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.
(e)Section 9.02(a) shall not apply to any Transfer by a Limited Partner pursuant to the exercise of its Redemption Right under Section 8.05 hereof.
(f)Notwithstanding Section 9.02(a), a Class A Partner may transfer the Class A Partnership Units held by such Class A Partner to (i) any Person who, directly or indirectly, owned an equity interest in such Class A Partner immediately prior to such transfer,

(ii) any Family Member of such Class A Partner, (iii) any trust of which a Person described in clause (i) of this Section 9.02(f) or a Family Member of such Person or such Class A Partner and/or a bona fide tax-exempt charitable organization are the sole beneficiaries and (iv) any bona fide tax-exempt charitable organization in connection with a bona fide gift or donation. Further, notwithstanding Section 9.02(a), a Class A Partner may pledge the Class A Partnership Units held by such Class A Partner (i) as set forth in Section 7.04 of the respective Contribution Agreements and (ii) to a lending institution to secure a bona fide loan or extension of credit made by such lending institution to such Class A Partner and, upon such lending institution exercising its remedy, if any, to foreclose and take possession of such Class A Partnership Units and taking possession of such Class A Partnership Units with respect to a default under such loan or extension of credit and compliance by such lending institution with the provisions of Section 9.03(a), the General Partner will consent to the admission of such lending institution to the Partnership as a Substitute Limited Partner notwithstanding the provisions of Section 9.03(a)(vii); provided that notwithstanding the foregoing the General Partner may withhold such consent if the General Partner in its sole discretion determines that there is a reasonable business purpose for the Partnership not to admit such lending institution as a Substitute Limited Partner.

(g)Notwithstanding anything set forth in this Agreement to the contrary, no transfer of a Class A Partnership Unit is permitted without the consent of the General Partner, which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than eighty (80) “partners” of the Partnership holding all outstanding Class A Partnership Units for purposes of Section II.A of Internal Revenue Service Notice 88-75, 1988-2

C.B. 386.

(h)Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

9.03	Admission of Substitute Limited Partner.
(a)Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:
(i)The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.
(ii)To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.
(iii)The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) and the agreement set forth in Section 9.01(b).
(iv)If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee’s authority to become a Limited Partner under the terms and provisions of this Agreement.
(v)The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02.
(vi)The assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.
(vii)The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner’s sole and absolute discretion.
(b)For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.
(c)The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

9.04	Rights of Assignees of Partnership Interests.
(a)Subject to the provisions of Sections 9.01 and 9.02, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.
(b)Any Person who is the assignee of all or any portion of a Limited Partner’s Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.
(c)The General Partner shall have the right, in its sole and absolute discretion, to redeem the Limited Partnership Interest assigned by any Limited Partner (an “Assigning Limited Partner”) to any person who does not, within 20 business days following the date of such assignment, become a Substitute Limited Partner (an “Assignee”). In such case, the Assigning Limited Partner and the Assignee shall be deemed to have tendered irrevocably to the General Partner a Notice of Redemption with respect to all of the Limited Partnership Interest assigned.
9.05Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.
9.06Joint Ownership of Interests. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General

Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

ARTICLE X

BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

10.01Books and Records. At all times during the continuance of the Partnership, the General Partner shall keep or cause to be kept at the Partnership’s specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership’s federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.
10.02	Custody of Partnership Funds; Bank Accounts.
(a)All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.
(b)All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers’ acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).
10.03Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year.
10.04Annual Tax Information and Report. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner’s individual tax returns as shall be reasonably required by law.
10.05	Tax Matters Partner; Tax Elections; Special Basis Adjustments.
(a)The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner’s reasons for determining not to file such a petition.

(b)All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.
(c)In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.
10.06	Reports to Limited Partners.
(a)As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be delivered or made available electronically to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be delivered or made available electronically to each Limited Partner an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner. For purposes of this Section 10.06(a), delivery or availability may be effected by electronic mail or by posting such reports to a secure electronic portal or website maintained by or on behalf of the Partnership, with electronic notice of availability provided to the applicable Limited Partner.
(b)Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.
10.07Offset. Except as otherwise provided in a written agreement between a Class A Partner and the Partnership, the Partnership agrees that it will not exercise any right to offset amounts payable to a Contributor as distributions pursuant to this Agreement or in connection with a redemption of Class A Partnership Units by a Contributor against any amounts owed by such Contributor to the Partnership.

ARTICLE XI

AMENDMENT OF AGREEMENT; MERGER; NOTICE

11.01Amendment of Agreement; Merger. The General Partner’s consent shall be required for any amendment to the Agreement or any merger, consolidation or combination of the Partnership. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or cause the Partnership to merge, consolidate or combine with or into any other partnership, limited partnership, limited liability company or corporation as contemplated in Section 7.01(c) or (d) hereof; provided, however, that the following amendments and any other such merger, consolidation or combination of the Partnership (a “Merger”) shall require the consent of Limited Partners (other than the Company or any Subsidiary of the Company) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Company or any Subsidiary of the Company):
(a)any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as provided in Sections 7.01(c) or 8.05(e)) in a manner adverse to the Limited Partners;
(b)any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02;
(c)any amendment that would alter the Partnership’s allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02; or
(d)	any amendment to this Article XI.

The consent of each Limited Partner shall be required for any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

11.02Notice to Limited Partners. The General Partner shall notify the Limited Partners of the substance of any amendment or Merger requiring the consent of the Limited Partners pursuant to Section 11.01 at least 20 business days prior to the effective date of such amendment or Merger.
11.03	Class A Voting Rights.
(a)So long as any Class A Partnership Units remain outstanding, neither the General Partner nor the Partnership shall, without the affirmative vote of the Class A Partners holding at least a majority of the Class A Partnership Units then outstanding increase the authorized or issued amount of Class A Partnership Units or reclassify any Partnership Interest into Class A Partnership Units or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any Class A Partnership Units. Further, subject to the Partnership’s rights set forth in Section 7.03(g) of the respective Contribution Agreements during the Tax Protection Period (as defined in such Contribution Agreements), the consent of the Class A

Partners holding at least a majority of the Class A Partnership Units then outstanding will be required to approve any merger, acquisition or other fundamental transaction involving the Partnership, unless (i) the holders of such Class A Partnership Units will not recognize a taxable gain in the transaction and the tax protections set forth in Section 7.03 of each of the Contribution Agreements are preserved following such merger, acquisition or other fundamental transaction, (ii) the Class A Partners are offered a portion of the consideration offered to the holders of Limited Partnership Interests which is in proportion to the Value of their respective Partnership Interests, (iii) the value, as determined in good faith by the General Partner, of the liquidation, redemption rights and preferences of the Class A Limited Partners set forth in this Agreement, either in respect of the Partnership or another limited partnership, limited liability company or other “pass-through” entity for federal income tax purposes which succeeds to the interests of or is the survivor of a transaction with the Partnership, are preserved in connection with such merger, acquisition or other fundamental transaction and (iv) the Class A Limited Partners’ fixed or guaranteed entitlements or preferences as to dividends or distributions as set forth herein are preserved and the other relative rights, preferences and privileges of the Class A Partnership Units are maintained.

(b)So long as any Class A Partnership Units remain outstanding, no amendment or modification to this Agreement that adversely affects the relative rights, preferences or privileges of the Class A Partnership Units shall be effective without the prior written approval of Class A Partners holding at least a majority of the Class A Partnership Units then outstanding.

ARTICLE XII GENERAL PROVISIONS

12.01Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.
12.02Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.
12.03Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.
12.04Severability. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.
12.05Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

12.06Additional Agreements. The Parties agree that (a) the Class A Partnership Units will be evidenced by certificates in accordance with Section 2.06 and (b) the Class A Partnership Units will be subject to the provisions set forth in Article VII of the Contribution Agreements.
12.07Rules of Construction. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require. Unless the context otherwise indicates, references to particular Articles and Sections are references to Articles and Sections of this Agreement.
12.08Headings. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.
12.09Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

12.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the General Partner has hereunder affixed its signature to this Second Amended and Restated Agreement of Limited Partnership, as of the 1st day of July, 2026 to witness and evidence its adoption pursuant to the provisions of Section 17-211(g) of the Act.

GENERAL PARTNER: UDR, INC. By: /s/ Keith Benson Keith Benson Senior Vice President – Chief Legal Officer

EXHIBIT A

LIST OF PARTNERS

[On file with the General Partner]

A-1

EXHIBIT B

NOTICE OF EXERCISE OF REDEMPTION RIGHT

In accordance with Section 8.05 of the Second Amended and Restated Agreement of Limited Partnership (the “Agreement”) of United Dominion Realty, L.P., the undersigned hereby irrevocably (i) presents for redemption _____________ Partnership Units in United Dominion Realty, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated: ________________, _______

Name of Limited Partner:

(Signature of Limited Partner)
(Mailing Address)
(City) (State) (Zip Code)
Signature Guaranteed by:

If REIT Shares are to be issued, issue to:

Please insert social security or identifying number:

B-1

EXHIBIT C

PARTNERSHIP UNIT DESIGNATION

OF THE

CLASS I OUT-PERFORMANCE PARTNERSHIP SHARES

OF UNITED DOMINION REALTY, L.P.

1.	NUMBER OF UNITS AND DESIGNATION.

A class of Partnership Units is hereby designated as “Class I Out-Performance Partnership Shares,” and the number of Partnership Units initially constituting such class shall be one million two hundred and seventy thousand (1,270,000).

2.	DEFINITIONS.

For purposes of this Partnership Unit Designation, the following terms shall have the meanings indicated in this Section 2. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

“Change of Control” shall mean the occurrence of any of the following events:

(i)an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 30% or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a “Subsidiary”), (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);
(ii)the individuals who constitute the Board of Directors of the Company as of May 9, 2001 (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “election contest” (as described in Rule 14a-11 promulgated under the Exchange Act) (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)approval by stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary of the Company, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 30% or more of the then outstanding Voting Securities has Beneficial Ownership of 30% or more of the combined voting power of the Surviving Company’s then outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as a “Non-Control Transaction”); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary of the Company).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (a “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

“Class I Out-Performance Partnership Share” shall mean a Partnership Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit C.

“Class I Out-Performance Valuation Date” shall mean the earlier to occur of (i) June 1, 2003, or (ii) the date on which a Change of Control occurs.

“Conversion Factor” shall mean the quotient obtained by dividing (i) the quotient obtained by dividing (x) the product of (A) 4% of the Excess Return multiplied by (B) the UDR Market Capitalization, by (y) the Value of a REIT Share on the Class I Out-Performance Valuation Date

by (ii) the number of Class I Out-Performance Partnership Shares outstanding at the Class I Out-Performance Valuation Date; provided, however, that the amount determined pursuant to clause (x) shall not exceed an amount equal to 2% of the UDR Market Capitalization. The Conversion Factor shall be adjusted pursuant to Section 8.05(f) of the Agreement.

“Determination Date” shall mean (i) when used with respect to any dividend or other distribution, the date fixed for the determination of the holders of the securities entitled to receive such dividend or distribution, or, if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the date upon which such split, subdivision, reverse stock split, combination or reclassification becomes effective.

“Excess Return” shall mean the amount, if any, by which the UDR Total Return over the Measurement Period exceeds the greater of (i) the Industry Total Return or (ii) the Minimum Return.

“Ex-Date” shall mean (i) when used with respect to any dividend or distribution, the first date on which the securities on which the dividend or distribution is payable trade regular way on the relevant exchange or in the relevant market without the right to receive such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the first date on which the securities trade regular way on such exchange or in such market to reflect such split, subdivision, reverse stock split, combination or reclassification becoming effective.

“Extraordinary Distribution” shall mean the distribution by the Company, by dividend or otherwise, to all holders of its REIT Shares of evidences of its indebtedness or assets (including securities) other than cash.

“Family Controlled Entity” means, as to any holder of Class I Out-Performance Shares, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such holder and such holder’s Family Members, (b) any trust, whether or not revocable, of which such holder and such holder’s Family Members are the sole beneficiaries, (c) any partnership of which such holder and such holder’s Family Members hold partnership interests representing at least 25% of such partnership’s capital and profits and (d) any limited liability company of which such holder is the manager and in which such holder and such holder’s Family Members hold membership interests representing at least 25% of such limited liability company’s capital and profits.

“Industry Peer Group Index” shall mean the Morgan Stanley REIT Index.

“Industry Total Return” shall mean the Total Return of the securities included in the Industry Peer Group Index for the Measurement Period, with such average determined in a manner consistent with the manner in which such index is calculated; provided, however, that if such Industry Total Return would be less than zero without giving effect to the reinvestment of dividends, then the “Industry Total Return” shall be equal to zero.

“Initial Holder” shall mean UDR Out-Performance I, LLC, a Virginia limited liability company.

“Measurement Period” shall mean the period from and including February 1, 2001 to but excluding the Class I Out-Performance Valuation Date.

“Minimum Return” shall mean 30% (compounded annually) for the Measurement Period or, if the Class I Out-Performance Valuation Date is not June 1, 2003, 12% (compounded annually) per annum from February 1,2001.

“Morgan Stanley REIT Index” shall mean the Morgan Stanley REIT Index quoted on the American Stock Exchange under the symbol “RMS”.

“Partnership” shall mean United Dominion Realty, L.P., a Delaware limited partnership.

“Total Return” shall mean, for any security or index and for any period, the cumulative total return for such security or index over such period, as measured by (i) the sum of (A) the cumulative amount of dividends paid in respect of such security or index for such period (assuming that all dividends other than Extraordinary Distributions are reinvested in such security or index as of the payment date for such dividend based on the security price on the dividend payment date), and (B) an amount equal to (1) the security price or index value at the end of such period, minus (2) the security price or index value at the beginning of such period, divided by (ii) the security price or index value at the beginning of such period; provided, however, that if the foregoing calculation results in a negative number, the “Total Return” shall be equal to zero.

“UDR Market Capitalization” shall mean the average number of shares outstanding over the Measurement Period (including, for this purpose, REIT Shares and Partnership Units, but not including outstanding options, convertible securities or Class I Out-Performance Partnership Shares) multiplied by the daily closing price of the REIT Shares.

“UDR Total Return” shall mean the Total Return of the REIT Shares for the Measurement

Period.

3.	FORFEITURE.

If, on the Class I Out-Performance Valuation Date, there is no Excess Return, then, from and after such date, each Class I Out-Performance Partnership Share shall, without any action on the part of the Partnership, the Company or the holder thereof, be automatically forfeited and be no longer outstanding.

4.	DISTRIBUTIONS.

On and after the Class I Out-Performance Valuation Date, the holders of Class I Out-Performance Partnership Shares not forfeited under Section 3 shall be entitled to receive distributions at the same time and in the same amount that would be received on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class I Out-Performance Valuation Date) that is obtained by multiplying the number of Class I Out-Performance Partnership Shares by the Conversion Factor.

5.	ALLOCATIONS.
(a)From and after the Class I Out-Performance Valuation Date, Profits and Losses shall be allocated to each of the holders of Class I Out-Performance Partnership Shares not forfeited under Section 3 at the same time and in the same amount that would be allocated on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class I Out-Performance Valuation Date) that is obtained by multiplying the number of Class I Out-Performance Partnership Shares by the Conversion Factor.
(b)In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article II of the Agreement, then, notwithstanding Section 5.06 of the Agreement, each holder of Class I Out-Performance Partnership Shares not forfeited under Section 3 shall be specifically allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such holder to be equal to that of an Outside Partner that holds Partnership Units equal to the number of Class I Out-Performance Partnership Shares held by such holder multiplied by the Conversion Factor.
6.	EXCHANGE.

If the Class I Out-Performance Partnership Shares have not been forfeited under Section 3 and the Class I Out-Performance Partnership Shares have been transferred by the Initial Holder in accordance with Section 8, the transferee and subsequent transferees of the Class I Out-Performance Partnership Shares may exchange from time to time some or all of the Class I Out-Performance Partnership Shares for a number of Partnership Units equal to the Class I Out-Performance Partnership Shares multiplied by the Conversion Factor.

7.	REDEMPTION UPON CHANGE OF CONTROL.

Upon the occurrence of a Change of Control, and subject to the applicable requirements of Federal securities laws and any securities exchange or quotation system rules or regulations, each holder of Class I Out-Performance Partnership Shares shall have the redemption rights of Limited Partners set forth in Section 8.05 of the Agreement with respect to a number of Partnership Units equal to the number of Class I Out-Performance Partnership Shares multiplied by the Conversion Factor and the 40-month transfer limitation period applicable to the Class I Out-Performance Partnership Shares shall be deemed to have passed.

8.	RESTRICTIONS ON OWNERSHIP AND TRANSFER.

The restrictions on Transfer set forth in Article IX of the Agreement shall not apply to Transfers of Class I Out-Performance Partnership Shares. Prior to the Class I Out-Performance Valuation Date, the Class I Out-Performance Partnership Shares shall be owned and held solely by the Initial Holder. On or after the later of the Class I Out-Performance Valuation Date and the forty (40) month period from the date the Class I Out-Performance Partnership Shares are issued the Class I Out-Performance Partnership Shares may be Transferred (i) by the Initial Holder to (a) any Person who is a member (a “Member”) of the Initial Holder immediately prior to such transfer, (b) a Family Member of a Member, (c) a Family Controlled Entity of a Member, (d) any Person with respect to whom the Member constitutes a Family Controlled Entity, (e) upon the death of a

Member, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity, and (ii) by any other Person to (a) a Family Member of a such Person, (b) a Family Controlled Entity of such Person, (c) any other Person with respect to whom such Person constitutes a Family Controlled Entity, (d) upon the death of such Person, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity; provided, however, that, until May 31, 2004, the Class I Out-Performance Partnership Shares may not be Transferred by the Initial Holder without the approval of the managers of the Initial Holder.

9.	ADJUSTMENTS.
(a)In the event of any Extraordinary Distribution occurring on or after February 1, 2001, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such Extraordinary Distribution shall be adjusted by multiplying such price by a fraction (i) the numerator of which shall be the price of a REIT Share on the date immediately prior to such Ex-Date, and (ii) the denominator of which shall be (A) the price of a REIT Share on the date immediately prior to such Ex-Date, minus (B) the fair market value on the date fixed for such determination of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share (as determined by the Company, whose determination shall be conclusive); provided further, that such amount shall be so adjusted for each such Extraordinary Distribution occurring on or after February 1, 2001.
(b)In the event that, on or after February 1, 2001, the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares, (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, or (iv) otherwise reclassifies its outstanding REIT Shares, then, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such transaction shall be adjusted by multiplying such price by a fraction (x) the numerator of which shall be the number of REIT Shares issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (y) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split. combination or reclassification.
(c)The Company shall have authority to appropriately adjust the UDR Market Capitalization, the UDR Total Return or the Value of a REIT Share if any other transaction or circumstance occurs or arises that without such adjustment would have an inequitable result.
10.	GENERAL.

The ownership of Class I Out-Performance Partnership Shares may (but need not, in the sole and absolute discretion of the Company) be evidenced by one or more certificates. The

Company shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of Class I Out-Performance Partnership Shares.

EXHIBIT D

PARTNERSHIP UNIT DESIGNATION

OF THE

CLASS II OUT-PERFORMANCE PARTNERSHIP SHARES

OF UNITED DOMINION REALTY, L.P.

1.	NUMBER OF UNITS AND DESIGNATION.

A class of Partnership Units is hereby designated as “Class II Out-Performance Partnership Shares,” and the number of Partnership Units initially constituting such class shall be one million (1,000,000).

2.	DEFINITIONS.

For purposes of this Partnership Unit Designation, the following terms shall have the meanings indicated in this Section 2. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

“Change of Control” shall mean the occurrence of any of the following events:

(i)an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 30% or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a “Subsidiary”), (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);
(ii)the individuals who constitute the Board of Directors of the Company as of May 6, 2003 (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent

Board if such individual initially assumed office as a result of either an actual or threatened “election contest” (as described in Rule 14a-11 promulgated under the Exchange Act) (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)approval by stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary of the Company, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 30% or more of the then outstanding Voting Securities has Beneficial Ownership of 30% or more of the combined voting power of the Surviving Company’s then outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as a “Non-Control Transaction”); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary of the Company).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (a “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

“Class II Out-Performance Partnership Share” shall mean a Partnership Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit D.

“Class II Out-Performance Valuation Date” shall mean the earlier to occur of May 31, 2005, or (ii) the date on which a Change of Control occurs.

“Conversion Factor” shall mean the quotient obtained by (a) multiplying 5% of the Excess Return by the Company’s Market Capitalization and (b) dividing the number obtained in clause (b) by the market value of one REIT Share on the Class II Out-Performance Valuation Date, as the weighted average price per day of common stock for the 20 trading days immediately preceding the Class II Out-Performance Valuation Date

“Determination Date” shall mean (i) when used with respect to any dividend or other distribution, the date fixed for the determination of the holders of the securities entitled to receive such dividend or distribution, or, if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the date upon which such split, subdivision, reverse stock split, combination or reclassification becomes effective.

“Excess Return” shall mean the amount, if any, by which the cumulative Total Return of REIT Shares over the Measurement Period exceeds the greater of the cumulative Total Return of the Morgan Stanley REIT Index, which is the peer group index, or the Minimum Return.

“Ex-Date” shall mean (i) when used with respect to any dividend or distribution, the first date on which the securities on which the dividend or distribution is payable trade regular way on the relevant exchange or in the relevant market without the right to receive such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the first date on which the securities trade regular way on such exchange or in such market to reflect such split, subdivision, reverse stock split, combination or reclassification becoming effective.

“Extraordinary Distribution” shall mean the distribution by the Company, by dividend or otherwise, to all holders of its REIT Shares of evidences of its indebtedness or assets (including securities) other than cash.

“Family Controlled Entity” means, as to any holder of Class II Out-Performance Shares, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such holder and such holder’s Family Members, (b) any trust, whether or not revocable, of which such holder and such holder’s Family Members are the sole beneficiaries, (c) any partnership of which such holder and such holder’s Family Members hold partnership interests representing at least 25% of such partnership’s capital and profits and (d) any limited liability company of which such holder is the manager and in which such holder and such holder’s Family Members hold membership interests representing at least 25% of such limited liability company’s capital and profits.

“Industry Peer Group Index” shall mean the Morgan Stanley REIT Index.

“Industry Total Return” shall mean the Total Return of the securities included in the Industry Peer Group Index for the Measurement Period, with such average determined in a manner consistent with the manner in which such index is calculated; provided, however, that if such Industry Total Return would be less than zero without giving effect to the reinvestment of dividends, then the “Industry Total Return” shall be equal to zero.

“Initial Holder” shall mean UDR Out-Performance II, LLC, a Maryland limited liability company.

“Measurement Period” shall mean the 24 month period beginning June 1, 2003 to but excluding the Class II Out-Performance Valuation Date.

“Minimum Return” shall mean a 22% Total Return (compounded annually) or 11% annualized as of the Class II Out-Performance Valuation Date or, if the Class II Out-Performance Valuation Date is not May 31, 2005, 11% (compounded annually) per annum from June 1, 2003.

“Morgan Stanley REIT Index” shall mean the Morgan Stanley REIT Index quoted on the American Stock Exchange under the symbol “RMS”.

“Partnership” shall mean United Dominion Realty, L.P., a Delaware limited partnership.

“Total Return” shall mean, for any security or index and for any period, the cumulative total return for such security or index over such period, as measured by the sum of (a) the cumulative amount of dividends paid in respect of such security or index for such period (assuming that all cash dividends are reinvested in such security as of the payment date for such dividend based on the security price on the dividend payment date), and (b) an amount equal to (x) the security price or index value at the end of such period, minus the security price or index value at the beginning of the measurement period.

“UDR Market Capitalization” shall mean the average number of REIT Shares outstanding over the Measurement Period (including, for this purpose, REIT Shares, Partnership Units, outstanding options and convertible securities, but not including Class II Out-Performance Partnership Shares) multiplied by the daily closing price of the REIT Shares.

“UDR Total Return” shall mean the Total Return of the REIT Shares for the Measurement Period.

3.	FORFEITURE.

If, on the Class II Out-Performance Valuation Date, there is no Excess Return, then, from and after such date, each Class II Out-Performance Partnership Share shall, without any action on the part of the Partnership, the Company or the holder thereof, be automatically forfeited and be no longer outstanding.

4.	DISTRIBUTIONS.

Subject to Section 5.06 of the Agreement, on and after the Class II Out-Performance Valuation Date, the holders of Class II Out-Performance Partnership Shares not forfeited under Section 3 shall be entitled to receive distributions at the same time and in the same amount that would be received on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class II Out-Performance Valuation Date) that is obtained by multiplying the number of Class II Out-Performance Partnership Shares by the Conversion Factor.

5.	ALLOCATIONS.
(a)From and after the Class II Out-Performance Valuation Date, Profits and Losses shall be allocated to each of the holders of Class II Out-Performance Partnership Shares not forfeited under Section 3 at the same time and in the same amount that would be allocated on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class II Out-Performance Valuation Date) that is obtained by multiplying the number of Class II Out-Performance Partnership Shares by the Conversion Factor.
(b)In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article II of the Agreement, then, notwithstanding Section 5.06 of the Agreement, each holder of Class II Out-Performance Partnership Shares not forfeited under Section 3 shall be, to the extent possible, specially allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such holder to be equal to that of an Outside Partner that holds Partnership Units equal to the number of Class II Out-Performance Partnership Shares held by such holder multiplied by the Conversion Factor. Amounts allocated pursuant to this Section 5(b) and/or Section 5(b) of Exhibit C to the Agreement shall be excluded from “Profits” and “Losses” otherwise determined under the Agreement.
6.	EXCHANGE.

If the Class II Out-Performance Partnership Shares have not been forfeited under Section 3 and the Class II Out-Performance Partnership Shares have been transferred by the Initial Holder in accordance with Section 8, the transferee and subsequent transferees of the Class II Out-Performance Partnership Shares may exchange from time to time some or all of the Class II Out-Performance Partnership Shares for a number of Partnership Units equal to the Class II Out-Performance Partnership Shares multiplied by the Conversion Factor.

7.	REDEMPTION UPON CHANGE OF CONTROL.

Upon the occurrence of a Change of Control, and subject to the applicable requirements of Federal securities laws and any securities exchange or quotation system rules or regulations, each holder of Class II Out-Performance Partnership Shares shall have the redemption rights of Limited Partners set forth in Section 8.05 of the Agreement with respect to a number of Partnership Units equal to the number of Class II Out-Performance Partnership Shares multiplied by the Conversion Factor and the 40-month transfer limitation period applicable to the Class II Out-Performance Partnership Shares shall be deemed to have passed.

8.	RESTRICTIONS ON OWNERSHIP AND TRANSFER.

The restrictions on Transfer set forth in Article IX of the Agreement shall not apply to Transfers of Class II Out-Performance Partnership Shares. Prior to the Class II Out-Performance Valuation Date, the Class II Out-Performance Partnership Shares shall be owned and held solely by the Initial Holder. On or after the later of the Class II Out-Performance Valuation Date and the twenty four (24) month period from the date the Class II Out-Performance Partnership Shares are issued the Class II Out-Performance Partnership Shares may be Transferred (i) by the Initial Holder to (a) any Person who is a member (a “Member”) of the Initial Holder immediately prior to such transfer, (b) a Family Member of a Member, (c) a Family Controlled Entity of a Member, (d) any Person with respect to whom the Member constitutes a Family Controlled Entity, (e) upon the death of a Member, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity, and (ii) by any other Person to (a) a Family Member of a such Person, (b) a Family Controlled Entity of such Person, (c) any other Person with respect to whom such Person constitutes a Family Controlled Entity, (d) upon the death of such Person, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity; provided, however, that, until May 31, 2005, the Class II Out-Performance Partnership Shares may not be Transferred by the Initial Holder without the approval of the managers of the Initial Holder.

9.	ADJUSTMENTS.
(a)In the event of any Extraordinary Distribution occurring on or after May 6, 2003, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such Extraordinary Distribution shall be adjusted by multiplying such price by a fraction (i) the numerator of which shall be the price of a REIT Share on the date immediately prior to such Ex-Date, and (ii) the denominator of which shall be (A) the price of a REIT Share on the date immediately prior to such Ex-Date, minus (B) the fair market value on the date fixed for such determination of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share (as determined by the Company, whose determination shall be conclusive); provided further, that such amount shall be so adjusted for each such Extraordinary Distribution occurring on or after May 6, 2003.
(b)In the event that, on or after May 6, 2003, the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares, (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, or (iv) otherwise reclassifies its outstanding REIT Shares, then, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such transaction shall be adjusted by multiplying such price by a fraction (x) the numerator of which shall be the number of REIT Shares issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (y) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split. combination or reclassification.

(c)The Company shall have authority to appropriately adjust the UDR Market Capitalization, the UDR Total Return or the Value of a REIT Share if any other transaction or circumstance occurs or arises that without such adjustment would have an inequitable result.
10.	GENERAL.

The ownership of Class II Out-Performance Partnership Shares may (but need not, in the sole and absolute discretion of the Company) be evidenced by one or more certificates. The Company shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of Class II Out-Performance Partnership Shares.

EXHIBIT E

PARTNERSHIP UNIT DESIGNATION

OF THE

CLASS III OUT-PERFORMANCE PARTNERSHIP SHARES

OF UNITED DOMINION REALTY, L.P.

1.	NUMBER OF UNITS AND DESIGNATION.

A class of Partnership Units is hereby designated as “Class III Out-Performance Partnership Shares,” and the number of Partnership Units initially constituting such class shall be seven hundred fifty thousand (750,000).

2.	DEFINITIONS.

For purposes of this Partnership Unit Designation, the following terms shall have the meanings indicated in this Section 2. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

“Change of Control” shall mean the occurrence of any of the following events:

(i)an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership,” “Beneficial Owner” or “Beneficially Owned,” as the specific context requires) of 30% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a “Subsidiary”), (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);
(ii)the individuals who constitute the Board of Directors of the Company as of June 24, 2005 (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board;

provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “election contest” (as described in Rule 14a-11 promulgated under the Exchange Act) (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)approval by stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary of the Company), or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 30% or more of the then-outstanding Voting Securities has Beneficial Ownership of 30% or more of the combined voting power of the Surviving Company’s then-outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as a “Non-Control Transaction”); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary of the Company).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (a “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then-outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

“Class III Out-Performance Partnership Share” shall mean a Partnership Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit E.

“Class III Out-Performance Valuation Date” shall mean the earlier to occur of (i) May 30, 2008, or (ii) the date on which a Change of Control occurs.

“Conversion Factor” shall mean the quotient obtained by dividing (i) the product of 2% of the Excess Return and the UDR Market Capitalization (provided, however, that the product obtained by this clause (i) shall not exceed 1% of the UDR Market Capitalization) by (ii) the market value of one REIT Share on the Class III Out-Performance Valuation Date, computed as the weighted average price per day of the REIT Shares for the 20 trading days immediately preceding the Class III Out-Performance Valuation Date.

“Determination Date” shall mean (i) when used with respect to any dividend or other distribution, the date fixed for the determination of the holders of the securities entitled to receive such dividend or distribution, or, if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the date upon which such split, subdivision, reverse stock split, combination or reclassification becomes effective.

“Excess Return” shall mean the amount, if any, by which the cumulative Total Return of REIT Shares over the Measurement Period exceeds the Minimum Return.

“Ex-Date” shall mean (i) when used with respect to any dividend or distribution, the first date on which the securities on which the dividend or distribution is payable trade regular way on the relevant exchange or in the relevant market without the right to receive such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the first date on which the securities trade regular way on such exchange or in such market to reflect such split, subdivision, reverse stock split, combination or reclassification becoming effective.

“Extraordinary Distribution” shall mean the distribution by the Company, by dividend or otherwise, to all holders of its REIT Shares of evidences of its indebtedness or assets (including securities) other than cash.

“Family Controlled Entity” means, as to any holder of Class III Out-Performance Shares, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such holder and such holder’s Family Members, (b) any trust, whether or not revocable, of which such holder and such holder’s Family Members are the sole beneficiaries, (c) any partnership of which such holder and such holder’s Family Members hold partnership interests representing at least 25% of such partnership’s capital and profits and (d) any limited liability company of which such holder is the manager and in which such holder and such holder’s Family Members hold membership interests representing at least 25% of such limited liability company’s capital and profits.

“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers, sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“Initial Holder” shall mean UDR Out-Performance III, LLC, a Delaware limited liability company.

“Measurement Period” shall mean the 36-month period beginning June 1, 2005 and ending on May 30, 2008.

“Minimum Return” shall mean the cumulative Total Return of the REIT Shares during the Measurement Period is at least the equivalent of a 36% Total Return or 12% annualized.

“Partnership” shall mean United Dominion Realty, L.P., a Delaware limited partnership.

“Total Return” shall mean, for any security and for any period, the cumulative total return for such security over such period, assuming that all cash dividends are reinvested in such security as of the payment date for such dividend based on the security price on the dividend payment date, computed by taking the market value of the accumulated shares at the end of the period (including fractional shares acquired with dividend proceeds) and dividing by the market value of a share at the beginning of the period.

“UDR Market Capitalization” shall mean the average number of REIT Shares outstanding over the Measurement Period (including, for this purpose, REIT Shares, Partnership Units and common stock equivalents, but not including Class III Out-Performance Partnership Shares) multiplied by the daily closing price of the REIT Shares.

“UDR Total Return” shall mean the Total Return of the REIT Shares for the Measurement Period.

3.	FORFEITURE.

If, on the Class III Out-Performance Valuation Date, there is no Excess Return, then, from and after such date, each Class III Out-Performance Partnership Share shall, without any action on the part of the Partnership, the Company or the holder thereof, be automatically forfeited and be no longer outstanding.

4.	DISTRIBUTIONS.

Subject to Section 5.06 of the Agreement, on and after the Class III Out-Performance Valuation Date, the holders of Class III Out-Performance Partnership Shares not forfeited under Section 3 shall be entitled to receive distributions at the same time and in the same amount that would be received on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class III Out-Performance Valuation Date) that is obtained by multiplying the number of Class III Out-Performance Partnership Shares by the Conversion Factor.

5.	ALLOCATIONS.
(a)From and after the Class III Out-Performance Valuation Date, Profits and Losses shall be allocated to each of the holders of Class III Out-Performance Partnership Shares not forfeited under Section 3 at the same time and in the same amount that would be allocated on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class III Out-Performance Valuation Date) that is obtained by multiplying the number of Class III Out-Performance Partnership Shares by the Conversion Factor.
(b)In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article II of the Agreement, then, notwithstanding Section 5.06 of the Agreement, each holder of Class III Out-Performance Partnership Shares not forfeited under Section 3 shall be, to the extent possible, specially allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such holder to be equal to that of an Outside Partner that holds Partnership Units equal to the number of Class III Out-Performance Partnership Shares held by such holder multiplied by the Conversion Factor. Amounts allocated pursuant to this Section 5(b) shall be excluded from “Profits” and “Losses” otherwise determined under the Agreement.
6.	EXCHANGE.

If the Class III Out-Performance Partnership Shares have not been forfeited under Section 3 and the Class III Out-Performance Partnership Shares have been transferred by the Initial Holder in accordance with Section 8, the transferee and subsequent transferees of the Class III Out-Performance Partnership Shares may exchange from time to time some or all of the Class III Out-Performance Partnership Shares for a number Partnership Units equal to the Class III Out-Performance Partnership Shares multiplied by the Conversion Factor.

7.	REDEMPTION UPON CHANGE OF CONTROL.

Upon the occurrence of a Change of Control, and subject to the applicable requirements of Federal securities laws and any securities exchange or quotation system rules or regulations, each holder of Class III Out-Performance Partnership Shares shall have the redemption rights of Limited Partners set forth in Section 8.05 of the Agreement with respect to a number of Partnership Units equal to the number of Class III Out-Performance Partnership Shares multiplied by the Conversion Factor and the thirty-six (36) month transfer limitation period applicable to the Class III Out-Performance Partnership Shares shall be deemed to have passed.

8.	RESTRICTIONS ON OWNERSHIP AND TRANSFER.

The restrictions on Transfer set forth in Article IX of the Agreement shall not apply to Transfers of Class III Out-Performance Partnership Shares. Prior to the Class III Out-Performance Valuation Date, the Class III Out-Performance Partnership Shares shall be owned and held solely by the Initial Holder. On or after the later of the Class III Out-

Performance Valuation Date and the thirty-six (36) month period from the date the Class III Out-Performance Partnership Shares are issued the Class III Out-Performance Partnership Shares may be Transferred (i) by the Initial Holder to (a) any Person who is a member (a “Member”) of the Initial Holder immediately prior to such transfer, (b) a Family Member of a Member, (c) a Family Controlled Entity of a Member, (d) any Person with respect to whom the Member constitutes a Family Controlled Entity, (e) upon the death of a Member, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity, and (ii) by any other Person to (a) a Family Member of a such Person, (b) a Family Controlled Entity of such Person, (c) any other Person with respect to whom such Person constitutes a Family Controlled Entity, (d) upon the death of such Person, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity; provided, however, that, until May 30, 2008, the Class III Out-Performance Partnership Shares may not be Transferred by the Initial Holder without the approval of the managers of the Initial Holder.

9.	ADJUSTMENTS.
(a)In the event of any Extraordinary Distribution occurring on or after May 3, 2005, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such Extraordinary Distribution shall be adjusted by multiplying such price by a fraction (i) the numerator of which shall be the price of a REIT Share on the date immediately prior to such Ex-Date, and (ii) the denominator of which shall be (A) the price of a REIT Share on the date immediately prior to such Ex-Date, minus (B) the fair market value on the date fixed for such determination of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share (as determined by the Company, whose determination shall be conclusive); provided further, that such amount shall be so adjusted for each such Extraordinary Distribution occurring on or after May 3, 2005.
(b)In the event that, on or after May 3, 2005, the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares, (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, or (iv) otherwise reclassifies its outstanding REIT Shares, then, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such transaction shall be adjusted by multiplying such price by a fraction (x) the numerator of which shall be the number of REIT Shares issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (y) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification.

(c)The Company shall have authority to appropriately adjust the UDR Market Capitalization, the UDR Total Return or the Value of a REIT Share if any other transaction or circumstance occurs or arises that without such adjustment would have an inequitable result.
10.	GENERAL.

The ownership of Class III Out-Performance Partnership Shares may (but need not, in the sole and absolute discretion of the Company) be evidenced by one or more certificates. The Company shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of Class III Out-Performance Partnership Shares.

EXHIBIT F

PARTNERSHIP UNIT DESIGNATION

OF THE

CLASS IV OUT-PERFORMANCE PARTNERSHIP SHARES

OF UNITED DOMINION REALTY, L.P.

1.	NUMBER OF UNITS AND DESIGNATION.

A class of Partnership Units is hereby designated as “Class IV Out-Performance Partnership Shares,” and the number of Partnership Units initially constituting such class shall be eight hundred thirty thousand (830,000).

2.	DEFINITIONS.

For purposes of this Partnership Unit Designation, the following terms shall have the meanings indicated in this Section 2. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

“Change of Control” shall mean the occurrence of any of the following events:

(i)an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership,” “Beneficial Owner” or “Beneficially Owned,” as the specific context requires) of 30% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a “Subsidiary”), (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);
(ii)the individuals who constitute the Board of Directors of the Company as of January 1, 2006 (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent

Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “election contest” (as described in Rule 14a-11 promulgated under the Exchange Act) (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)approval by stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary of the Company), or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 30% or more of the then-outstanding Voting Securities has Beneficial Ownership of 30% or more of the combined voting power of the Surviving Company’s then-outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as a “Non-Control Transaction”); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary of the Company).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (a “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then-outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

“Class IV Out-Performance Partnership Share” shall mean a Partnership Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit F.

“Class IV Out-Performance Valuation Date” shall mean the earlier to occur of (i) December 31, 2008, or (ii) the date on which a Change of Control occurs.

“Conversion Factor” shall mean the quotient obtained by dividing (i) the product of 2% of the Excess Return and the UDR Market Capitalization (provided, however, that the product obtained by this clause (i) shall not exceed 1% of the UDR Market Capitalization) by (ii) the market value of one REIT Share on the Class IV Out-Performance Valuation Date, computed as the weighted average price per day of the REIT Shares for the 20 trading days immediately preceding the Class IV Out-Performance Valuation Date.

“Determination Date” shall mean (i) when used with respect to any dividend or other distribution, the date fixed for the determination of the holders of the securities entitled to receive such dividend or distribution, or, if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the date upon which such split, subdivision, reverse stock split, combination or reclassification becomes effective.

“Excess Return” shall mean the amount, if any, by which the cumulative Total Return of REIT Shares over the Measurement Period exceeds the Minimum Return.

“Ex-Date” shall mean (i) when used with respect to any dividend or distribution, the first date on which the securities on which the dividend or distribution is payable trade regular way on the relevant exchange or in the relevant market without the right to receive such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the first date on which the securities trade regular way on such exchange or in such market to reflect such split, subdivision, reverse stock split, combination or reclassification becoming effective.

“Extraordinary Distribution” shall mean the distribution by the Company, by dividend or otherwise, to all holders of its REIT Shares of evidences of its indebtedness or assets (including securities) other than cash.

“Family Controlled Entity” means, as to any holder of Class IV Out-Performance Shares, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such holder and such holder’s Family Members, (b) any trust, whether or not revocable, of which such holder and such holder’s Family Members are the sole beneficiaries, (c) any partnership of which such holder and such holder’s Family Members hold partnership interests representing at least 25% of such partnership’s capital and profits and (d) any limited liability company of which such holder is the manager and in which such holder and such holder’s Family Members hold membership interests representing at least 25% of such limited liability company’s capital and profits.

“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers, sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“Initial Holder” shall mean UDR Out-Performance III, LLC, a Delaware limited liability company.

“Measurement Period” shall mean the 36-month period beginning January 1, 2006 and ending on December 31, 2008.

“Minimum Return” shall mean the cumulative Total Return of the REIT Shares during the Measurement Period is at least the equivalent of a 36% Total Return or 12% annualized.

“Partnership” shall mean United Dominion Realty, L.P., a Delaware limited partnership.

“Total Return” shall mean, for any security and for any period, the cumulative total return for such security over such period, assuming that all cash dividends are reinvested in such security as of the payment date for such dividend based on the security price on the dividend payment date, computed by taking the market value of the accumulated shares at the end of the period (including fractional shares acquired with dividend proceeds) and dividing by the market value of a share at the beginning of the period.

“UDR Market Capitalization” shall mean the average number of REIT Shares outstanding over the Measurement Period (including, for this purpose, REIT Shares, Partnership Units and common stock equivalents, but not including Class IV Out-Performance Partnership Shares) multiplied by the daily closing price of the REIT Shares.

“UDR Total Return” shall mean the Total Return of the REIT Shares for the Measurement Period.

3.	FORFEITURE.

If, on the Class IV Out-Performance Valuation Date, there is no Excess Return, then, from and after such date, each Class IV Out-Performance Partnership Share shall, without any action on the part of the Partnership, the Company or the holder thereof, be automatically forfeited and be no longer outstanding.

4.	DISTRIBUTIONS.

Subject to Section 5.06 of the Agreement, on and after the Class IV Out-Performance Valuation Date, the holders of Class IV Out-Performance Partnership Shares not forfeited under Section 3 shall be entitled to receive distributions at the same time and in the same amount that would be received on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class IV

Out-Performance Valuation Date) that is obtained by multiplying the number of Class IV Out-Performance Partnership Shares by the Conversion Factor.

5.	ALLOCATIONS.
(a)From and after the Class IV Out-Performance Valuation Date, Profits and Losses shall be allocated to each of the holders of Class IV Out-Performance Partnership Shares not forfeited under Section 3 at the same time and in the same amount that would be allocated on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class IV Out-Performance Valuation Date) that is obtained by multiplying the number of Class IV Out-Performance Partnership Shares by the Conversion Factor.
(b)In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article II of the Agreement, then, notwithstanding Section 5.06 of the Agreement, each holder of Class IV Out-Performance Partnership Shares not forfeited under Section 3 shall be, to the extent possible, specially allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such holder to be equal to that of an Outside Partner that holds Partnership Units equal to the number of Class IV Out-Performance Partnership Shares held by such holder multiplied by the Conversion Factor. Amounts allocated pursuant to this Section 5(b) shall be excluded from “Profits” and “Losses” otherwise determined under the Agreement.
6.	EXCHANGE.

If the Class IV Out-Performance Partnership Shares have not been forfeited under Section 3 and the Class IV Out-Performance Partnership Shares have been transferred by the Initial Holder in accordance with Section 8, the transferee and subsequent transferees of the Class IV Out-Performance Partnership Shares may exchange from time to time some or all of the Class IV Out-Performance Partnership Shares for a number Partnership Units equal to the Class IV Out-Performance Partnership Shares multiplied by the Conversion Factor.

7.	REDEMPTION UPON CHANGE OF CONTROL.

Upon the occurrence of a Change of Control, and subject to the applicable requirements of Federal securities laws and any securities exchange or quotation system rules or regulations, each holder of Class IV Out-Performance Partnership Shares shall have the redemption rights of Limited Partners set forth in Section 8.05 of the Agreement with respect to a number of Partnership Units equal to the number of Class IV Out-Performance Partnership Shares multiplied by the Conversion Factor and the thirty-six (36) month transfer limitation period applicable to the Class IV Out-Performance Partnership Shares shall be deemed to have passed.

8.	RESTRICTIONS ON OWNERSHIP AND TRANSFER.

The restrictions on Transfer set forth in Article IX of the Agreement shall not apply to Transfers of Class IV Out-Performance Partnership Shares. Prior to the Class IV Out-Performance Valuation Date, the Class IV Out-Performance Partnership Shares shall be owned and held solely by the Initial Holder. On or after the later of the Class IV Out-Performance Valuation Date and the thirty-six (36) month period from the date the Class IV Out-Performance Partnership Shares are issued the Class IV Out-Performance Partnership Shares may be Transferred (i) by the Initial Holder to (a) any Person who is a member (a “Member”) of the Initial Holder immediately prior to such transfer, (b) a Family Member of a Member, (c) a Family Controlled Entity of a Member, (d) any Person with respect to whom the Member constitutes a Family Controlled Entity, (e) upon the death of a Member, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity, and (ii) by any other Person to (a) a Family Member of a such Person, (b) a Family Controlled Entity of such Person, (c) any other Person with respect to whom such Person constitutes a Family Controlled Entity, (d) upon the death of such Person, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity; provided, however, that, until December 31, 2008, the Class IV Out-Performance Partnership Shares may not be Transferred by the Initial Holder without the approval of the managers of the Initial Holder.

9.	ADJUSTMENTS.
(a)In the event of any Extraordinary Distribution occurring on or after January 1, 2006, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such Extraordinary Distribution shall be adjusted by multiplying such price by a fraction (i) the numerator of which shall be the price of a REIT Share on the date immediately prior to such Ex-Date, and (ii) the denominator of which shall be (A) the price of a REIT Share on the date immediately prior to such Ex-Date, minus (B) the fair market value on the date fixed for such determination of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share (as determined by the Company, whose determination shall be conclusive); provided further, that such amount shall be so adjusted for each such Extraordinary Distribution occurring on or after January 1, 2006.
(b)In the event that, on or after January 1, 2006, the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares, (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, or (iv) otherwise reclassifies its outstanding REIT Shares, then, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such transaction shall be adjusted by multiplying such price by a fraction (x) the numerator of which shall be the number of REIT Shares issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification

(assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (y) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification.

(c)The Company shall have authority to appropriately adjust the UDR Market Capitalization, the UDR Total Return or the Value of a REIT Share if any other transaction or circumstance occurs or arises that without such adjustment would have an inequitable result.
10.	GENERAL.

The ownership of Class IV Out-Performance Partnership Shares may (but need not, in the sole and absolute discretion of the Company) be evidenced by one or more certificates. The Company shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of Class IV Out-Performance Partnership Shares.

EXHIBIT G

PARTNERSHIP UNIT DESIGNATION

OF THE

CLASS V OUT-PERFORMANCE PARTNERSHIP SHARES

OF UNITED DOMINION REALTY, L.P.

1.	NUMBER OF UNITS AND DESIGNATION.

A class of Partnership Units is hereby designated as “Class V Out-Performance Partnership Shares,” and the number of Partnership Units initially constituting such class shall be Eight Hundred Five Thousand (805,000).

2.	DEFINITIONS.

For purposes of this Partnership Unit Designation, the following terms shall have the meanings indicated in this Section 2. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

“Change of Control” shall mean the occurrence of any of the following events:

(i)an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership,” “Beneficial Owner” or “Beneficially Owned,” as the specific context requires) of 30% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a “Subsidiary”), (B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);
(ii)the individuals who constitute the Board of Directors of the Company as of January 1, 2007 (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the members of the Board of Directors of the Company; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent

Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “election contest” (as described in Rule 14a-11 promulgated under the Exchange Act) (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)approval by stockholders of the Company of: (A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary of the Company, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary of the Company), or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 30% or more of the then-outstanding Voting Securities has Beneficial Ownership of 30% or more of the combined voting power of the Surviving Company’s then-outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as a “Non-Control Transaction”); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary of the Company).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (a “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then-outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

“Class V Out-Performance Partnership Share” shall mean a Partnership Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit G.

“Class V Out-Performance Valuation Date” shall mean the earlier to occur of (i) December 31, 2009, or (ii) the date on which a Change of Control occurs.

“Conversion Factor” shall mean the quotient obtained by dividing (i) the product of 2% of the Excess Return and the UDR Market Capitalization (provided, however, that the product obtained by this clause (i) shall not exceed .75% of the UDR Market Capitalization) by (ii) the market value of one REIT Share on the Class V Out-Performance Valuation Date, computed as the weighted average price per day of the REIT Shares for the 20 trading days immediately preceding the Class V Out-Performance Valuation Date.

“Determination Date” shall mean (i) when used with respect to any dividend or other distribution, the date fixed for the determination of the holders of the securities entitled to receive such dividend or distribution, or, if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the date upon which such split, subdivision, reverse stock split, combination or reclassification becomes effective.

“Excess Return” shall mean the amount, if any, by which the cumulative Total Return of REIT Shares over the Measurement Period exceeds the Minimum Return.

“Ex-Date” shall mean (i) when used with respect to any dividend or distribution, the first date on which the securities on which the dividend or distribution is payable trade regular way on the relevant exchange or in the relevant market without the right to receive such dividend or distribution, and (ii) when used with respect to any split, subdivision, reverse stock split, combination or reclassification of securities, the first date on which the securities trade regular way on such exchange or in such market to reflect such split, subdivision, reverse stock split, combination or reclassification becoming effective.

“Extraordinary Distribution” shall mean the distribution by the Company, by dividend or otherwise, to all holders of its REIT Shares of evidences of its indebtedness or assets (including securities) other than cash.

“Family Controlled Entity” means, as to any holder of Class V Out-Performance Shares, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such holder and such holder’s Family Members, (b) any trust, whether or not revocable, of which such holder and such holder’s Family Members are the sole beneficiaries, (c) any partnership of which such holder and such holder’s Family Members hold partnership interests representing at least 25% of such partnership’s capital and profits and (d) any limited liability company of which such holder is the manager and in which such holder and such holder’s Family Members hold membership interests representing at least 25% of such limited liability company’s capital and profits.

“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers, sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

“Initial Holder” shall mean UDR Out-Performance III, LLC, a Delaware limited liability company.

“Measurement Period” shall mean the 36-month period beginning January 1, 2007 and ending on December 31, 2009.

“Minimum Return” shall mean the cumulative Total Return of the REIT Shares during the Measurement Period is at least the equivalent of a 36% Total Return or 12% annualized.

“Partnership” shall mean United Dominion Realty, L.P., a Delaware limited partnership.

“Total Return” shall mean, for any security and for any period, the cumulative total return for such security over such period, assuming that all cash dividends are reinvested in such security as of the payment date for such dividend based on the security price on the dividend payment date, computed by taking the market value of the accumulated shares at the end of the period (including fractional shares acquired with dividend proceeds) and dividing by the market value of a share at the beginning of the period.

“UDR Market Capitalization” shall mean the average number of REIT Shares outstanding over the Measurement Period (including, for this purpose, REIT Shares, Partnership Units and common stock equivalents, but not including Class V Out-Performance Partnership Shares) multiplied by the daily closing price of the REIT Shares.

“UDR Total Return” shall mean the Total Return of the REIT Shares for the Measurement Period.

3.	FORFEITURE.

If, on the Class V Out-Performance Valuation Date, there is no Excess Return, then, from and after such date, each Class V Out-Performance Partnership Share shall, without any action on the part of the Partnership, the Company or the holder thereof, be automatically forfeited and be no longer outstanding.

4.	DISTRIBUTIONS.

Subject to Section 5.06 of the Agreement, on and after the Class V Out-Performance Valuation Date, the holders of Class V Out-Performance Partnership Shares not forfeited under Section 3 shall be entitled to receive distributions at the same time and in the same amount that would be received on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class V

Out-Performance Valuation Date) that is obtained by multiplying the number of Class V Out-Performance Partnership Shares by the Conversion Factor.

5.	ALLOCATIONS.
(a)From and after the Class V Out-Performance Valuation Date, Profits and Losses shall be allocated to each of the holders of Class V Out-Performance Partnership Shares not forfeited under Section 3 at the same time and in the same amount that would be allocated on the number of Partnership Units held by Outside Partners (assuming such Partnership Units were originally issued on the Class V Out-Performance Valuation Date) that is obtained by multiplying the number of Class V Out-Performance Partnership Shares by the Conversion Factor.
(b)In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article II of the Agreement, then, notwithstanding Section 5.06 of the Agreement, each holder of Class V Out-Performance Partnership Shares not forfeited under Section 3 shall be, to the extent possible, specially allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such holder to be equal to that of an Outside Partner that holds Partnership Units equal to the number of Class V Out-Performance Partnership Shares held by such holder multiplied by the Conversion Factor. Amounts allocated pursuant to this Section 5(b) shall be excluded from “Profits” and “Losses” otherwise determined under the Agreement.
6.	EXCHANGE.

If the Class V Out-Performance Partnership Shares have not been forfeited under Section 3 and the Class V Out-Performance Partnership Shares have been transferred by the Initial Holder in accordance with Section 8, the transferee and subsequent transferees of the Class V Out-Performance Partnership Shares may exchange from time to time some or all of the Class V Out-Performance Partnership Shares for a number Partnership Units equal to the Class V Out-Performance Partnership Shares multiplied by the Conversion Factor.

7.	REDEMPTION UPON CHANGE OF CONTROL.

Upon the occurrence of a Change of Control, and subject to the applicable requirements of Federal securities laws and any securities exchange or quotation system rules or regulations, each holder of Class V Out-Performance Partnership Shares shall have the redemption rights of Limited Partners set forth in Section 8.05 of the Agreement with respect to a number of Partnership Units equal to the number of Class V Out-Performance Partnership Shares multiplied by the Conversion Factor and the thirty-six (36) month transfer limitation period applicable to the Class V Out-Performance Partnership Shares shall be deemed to have passed.

8.	RESTRICTIONS ON OWNERSHIP AND TRANSFER.

The restrictions on Transfer set forth in Article IX of the Agreement shall not apply to Transfers of Class V Out-Performance Partnership Shares. Prior to the Class V Out-Performance Valuation Date, the Class V Out-Performance Partnership Shares shall be owned and held solely by the Initial Holder. On or after the later of the Class V Out-Performance Valuation Date and the thirty-six (36) month period from the date the Class V Out-Performance Partnership Shares are issued the Class V Out-Performance Partnership Shares may be Transferred (i) by the Initial Holder to (a) any Person who is a member (a “Member”) of the Initial Holder immediately prior to such transfer, (b) a Family Member of a Member, (c) a Family Controlled Entity of a Member, (d) any Person with respect to whom the Member constitutes a Family Controlled Entity, (e) upon the death of a Member, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity, and (ii) by any other Person to (a) a Family Member of a such Person, (b) a Family Controlled Entity of such Person, (c) any other Person with respect to whom such Person constitutes a Family Controlled Entity, (d) upon the death of such Person, by will or by the laws of descent and distribution to any Family Member or Family Controlled Entity; provided, however, that, until December 31, 2008, the Class V Out-Performance Partnership Shares may not be Transferred by the Initial Holder without the approval of the managers of the Initial Holder.

9.	ADJUSTMENTS.
(a)In the event of any Extraordinary Distribution occurring on or after January 1, 2006, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such Extraordinary Distribution shall be adjusted by multiplying such price by a fraction (i) the numerator of which shall be the price of a REIT Share on the date immediately prior to such Ex-Date, and (ii) the denominator of which shall be (A) the price of a REIT Share on the date immediately prior to such Ex-Date, minus (B) the fair market value on the date fixed for such determination of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share (as determined by the Company, whose determination shall be conclusive); provided further, that such amount shall be so adjusted for each such Extraordinary Distribution occurring on or after January 1, 2006.
(b)In the event that, on or after January 1, 2006, the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares, (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, or otherwise reclassifies its outstanding REIT Shares, then, for purposes of determining the Value of a REIT Share or the UDR Total Return, each price of a REIT Share determined as of a date on or after the Ex-Date for such transaction shall be adjusted by multiplying such price by a fraction (x) the numerator of which shall be the number of REIT Shares issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification

(assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (y) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the Determination Date for such dividend, distribution, split, subdivision, reverse stock split, combination or reclassification.

(c)The Company shall have authority to appropriately adjust the UDR Market Capitalization, the UDR Total Return or the Value of a REIT Share if any other transaction or circumstance occurs or arises that without such adjustment would have an inequitable result.
10.	GENERAL.

The ownership of Class V Out-Performance Partnership Shares may (but need not, in the sole and absolute discretion of the Company) be evidenced by one or more certificates. The Company shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of Class V Out-Performance Partnership Shares.

EXHIBIT H

PARTNERSHIP UNIT DESIGNATIONS

OF THE

LTIP UNITS

OF

UNITED DOMINION REALTY, L.P.

1.	Defined Terms.

The following defined terms used in this Exhibit H shall have the meaning specified below. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Second Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended (the “Agreement”).

“Adjustment Event” has the meaning set forth in Section 6 hereof. “Auto Conversion” has the meaning set forth in Section 11(d) hereof.

“Auto Conversion Notice” has the meaning set forth in Section 11(d) hereof. “Capital Account Limitation” has the meaning set forth in Section 11(b) hereof. “Class 1 LTIP Units” has the meaning set forth in Section 2 hereof.

“Class 1 Performance LTIP Units” has the meaning set forth in Section 2 hereof. “Class 2 LTIP Units” has the meaning set forth in Section 2 hereof.

“Class 2 Performance LTIP Units” has the meaning set forth in Section 2 hereof. “Constituent Person” has the meaning set forth in Section 11(g) hereof.

“Conversion Date” means, as applicable, (i) with respect to Class 1 or Class 2 LTIP Units, the date set forth in a Conversion Notice or a Forced Conversion Notice or the date of an Auto Conversion, and (ii) with respect to Performance LTIP Units, the date set forth in a Performance LTIP Unit Conversion Notice or a Forced Performance LTIP Unit Conversion Notice or the date of an Expiration Conversion.

“Conversion Notice” has the meaning set forth in Section 11(b) hereof.

“Conversion Right” has the meaning set forth in Section 11(a) hereof.

“Economic Capital Account Balance” means, with respect to a holder of LTIP Units, its Capital Account balance, plus the amount of its share of any Partner Nonrecourse Debt Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to its ownership of LTIP Units.

“Eligible Unit” means, as of the time any Liquidating Gain is available to be allocated to an LTIP Unit, an LTIP Unit to the extent, since the date of issuance of such LTIP Unit, such Liquidating Gain when aggregated with other Liquidating Gains realized since the date of issuance of such LTIP Unit exceeds Liquidating Losses realized since the date of issuance of such LTIP Unit.

“Equity Plan” means any stock or other equity-based compensation plan now or hereafter adopted by the Partnership or the General Partner, including the Plan.

“Expiration Conversion” has the meaning set forth in Section 12(f) hereof. “Expiration Conversion Notice” has the meaning set forth in Section 12(f) hereof.

“Expiration Date” means, for any Performance LTIP Unit, the date specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.

“Forced Conversion” has the meaning set forth in Section 11(c) hereof. “Forced Conversion Notice” has the meaning set forth in Section 11(c) hereof.

“Forced Performance LTIP Unit Conversion” has the meaning set forth in Section 12(e)

hereof.

“Forced Performance LTIP Unit Conversion Notice” has the meaning set forth in Section

12(e) hereof.

“Full Distribution Participation Date” means, (i) for any Class 2 LTIP Unit, the date specified in the Vesting Agreement or other documentation pursuant to which such Class 2 LTIP Unit is granted, and (ii) for any Performance LTIP Unit (and any LTIP Unit into which a Performance LTIP Unit is converted pursuant to Section 12 hereof), the date upon which such Performance LTIP Unit is converted into Class 1 LTIP Units or Class 2 LTIP Units pursuant to Section 12 hereof or such other date as may be specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted. Any reference to a “Class 2 LTIP Unit Distribution Participation Date” in an LTIP Agreement issued before the effectiveness of this Exhibit (as amended) shall be deemed a reference to a Full Distribution Participation Date.

“Gross Asset Value” has the meaning set forth in Section 5(b) hereof.

“Initial Sharing Percentage” means, (i) for any Class 2 LTIP Unit, ten percent (10%) or such other percentage specified in the Vesting Agreement or other documentation pursuant to which such Class 2 LTIP Unit is granted, and (ii) for any Performance LTIP Unit, two percent (2%) or such other percentage specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted. Any reference to a “Class 2 LTIP Unit Initial Sharing Percentage” in an LTIP Agreement issued before the effectiveness of this Exhibit (as amended) shall be deemed a reference to an Initial Sharing Percentage.

“Issue Price” means, for any Performance LTIP Unit, the amount specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.

“Liquidating Gains” means any net gain realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net gain realized in connection with a revaluation of the Partnership’s property pursuant to Section 4.04 of the Agreement, with such net gain calculated in all cases by excluding adjustments to the basis of the Partnership’s assets for depreciation and amortization (as determined for purposes of book allocations under Section 704(b) of the Code and the Regulations thereunder) unless and to the extent the General Partner determines, in its sole discretion, such exclusions would result in unintended consequences.

“Liquidating Losses” means any net loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net loss realized in connection with a revaluation of the Partnership’s property pursuant to Section 4.04 of the Agreement, with such net loss calculated in all cases by excluding adjustments to the basis of the Partnership’s assets for depreciation and amortization (as determined for purposes of book allocations under Section 704(b) of the Code and the Regulations thereunder) unless and to the extent the General Partner determines, in its sole discretion, such exclusions would result in unintended consequences.

“LTIP Agreement” has the meaning set forth in Section 5(b) hereof.

“LTIP Unit Distribution Payment Date” has the meaning set forth in Section 7(c) hereof. “LTIP Unit Redemption Threshold” means a threshold that will be met with respect to one or more LTIP Units if, when and to the extent, such LTIP Units have satisfied the Capital Account Limitation.

“LTIP Units” means the Partnership Units designated as such having the rights, powers, privileges, restrictions, qualifications and limitations set forth herein, in the Plan and in an applicable Vesting Agreement. LTIP Units may be issued in one or more classes, or one or more series of any such classes bearing such relationship to one another as to allocations, distributions, and other rights as the General Partner shall determine in its sole and absolute discretion subject to Maryland law and the Agreement. For the avoidance of doubt, the Performance LTIP Units are LTIP Units.

“Partnership Common Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to the Agreement, but does not include any Partnership Unit owned by the General Partner, Class A Partnership Unit, Class I Out-Performance Partnership Share, Class II Out-Performance Partnership Share, Class III Out-Performance Partnership Share, Class IV Out-Performance Partnership Share, Class V Out-Performance Partnership Share, LTIP Unit or any other Partnership Unit, the terms of which provide that such other Partnership Unit is not a Partnership Common Unit.

“Performance LTIP Unit” has the meaning provided in Section 2.

“Performance LTIP Unit Conversion Notice” has the meaning provided in Section 12(c) hereof.

“Performance LTIP Unit Conversion Right” has the meaning provided in Section 12(a) hereof.

“Performance LTIP Unit Value” means, for any Performance LTIP Unit as of any date,the product of (i) the excess (if any) of the REIT Share Value on such date over the Issue Price for such Performance LTIP Unit, and (ii) the Conversion Factor.

“Plan” means the UDR, Inc. 1999 Long-Term Incentive Plan, as amended from time to time.

“Post-Conversion Period Performance LTIP Unit” means a Performance LTIP Unit that was not converted on or prior to its Expiration Date pursuant to Section 12.

“Proposed Section 83 Safe Harbor Regulation” has the meaning set forth in Section 14 hereof.

“Qualifying Party” means a Limited Partner other than the Original Limited Partner.

“REIT Share Economic Target” means, as of any date and with respect to any LTIP Unit, the product of (i) the REIT Share Value on such date, and (ii) the Conversion Factor.

“REIT Share Value” means, as of the date of valuation, the fair market value of a REIT Share, determined as follows: (i) if the REIT Share is listed or admitted to trading on any securities exchange or The Nasdaq National Market, the closing price, regular way, of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, (ii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source, the last reported sale price of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the Company, or (iii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, of a REIT Share on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of a REIT Share shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that a REIT Share includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the “REIT Share Value” of such REIT Share.

“Section 83 Safe Harbor” has the meaning set forth in Section 14 hereof.

“Transaction” has the meaning set forth in Section 11(g) hereof.

“Unvested LTIP Units” has the meaning set forth in Section 5(a) hereof.

“Vested LTIP Units” has the meaning set forth in Section 5(a) hereof.

“Vesting Agreement” has the meaning set forth in Section 5(a) hereof.

2.Designation. A class of Partnership Units in the Partnership designated as the “LTIP Units” is hereby established. The number of LTIP Units that may be issued is not limited by the Agreement. Four classes of LTIP Units in the Partnership are hereby designated as the Class 1 LTIP Units, the Class 1 Performance LTIP Units, the Class 2 LTIP Units, and the Class 2 Performance LTIP Units (each Class 1 Performance LTIP Unit and Class 2 Performance LTIP Unit, a “Performance LTIP Unit”). The numbers of Class 1 LTIP Units, Class 1 Performance LTIP Units, Class 2 LTIP Units, and Class 2 Performance LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of the Plan.
3.Issuances of LTIP Units. From time to time, the General Partner is hereby authorized to issue LTIP Units, including Class 1 LTIP Units, Class 1 Performance LTIP Units, Class 2 LTIP Units, and Class 2 Performance LTIP Units, to Persons providing services to or for the benefit of the Partnership for such consideration or for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners. Except to the extent that a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the Internal Revenue Service with respect thereto. Except as may be provided from time to time by the General Partner with respect to one or more series of LTIP Units, and except as provided in an applicable LTIP Agreement, LTIP Units shall have the terms set forth in this Exhibit H. Pursuant to the terms of the Agreement, this Exhibit H or an applicable LTIP Agreement, an LTIP Unit may be convertible, exchangeable or otherwise transmutable, in substance, into another type of LTIP Unit or other type of Partnership Unit.
4.Admission to Partnership. A Person (other than an existing Partner) who is issued LTIP Units in accordance with Section 3 hereof shall be admitted to the Partnership as an additional Limited Partner only upon the satisfactory completion of the requirements an assignee is required to complete pursuant to Section 9.03(a)(i) through (v) of the Agreement.
5.	Vesting.
(a)Vesting, Generally. LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on Transfer pursuant to the terms of an award, vesting or other similar agreement (a “Vesting Agreement”). The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Plan or any other Equity Plan, if applicable. LTIP Units that were fully vested when issued or that have vested and are no longer subject to forfeiture under the terms of a Vesting Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units”.

(b)Forfeiture. Unless otherwise specified in an applicable Vesting Agreement, the Plan or in any applicable Equity Plan or other compensatory arrangement or incentive program pursuant to which LTIP Units are issued (collectively, the “LTIP Agreement”), upon the occurrence of any event specified in such LTIP Agreement as resulting in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, if the Partnership or the General Partner exercises such right to repurchase or upon the occurrence of the event causing forfeiture in accordance with the applicable LTIP Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the applicable LTIP Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date and with respect to such LTIP Units prior to the effective date of the forfeiture.
6.Adjustments. The Partnership shall maintain at all times a one-to-one correspondence between LTIP Units (excluding Performance LTIP Units before their conversion) and Partnership Common Units for conversion, distributions, allocations and other purposes, including without limitation complying with the following procedures; provided, that the foregoing is not intended to alter the special allocations pursuant to Section 8 hereof, differences between distributions to be made with respect to the Class 2 LTIP Units or Performance LTIP Units and the Partnership Common Units prior to the Full Distribution Participation Date for such Class 2 LTIP Units or Performance LTIP Units, or differences between distributions to be made with respect to LTIP Units and Partnership Common Units pursuant to Section 5.06 and Section 7(b) hereof in the event that the Capital Accounts attributable to the LTIP Units are different than those attributable to Partnership Common Units. If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to the Agreement or update to Exhibit A to the Agreement adjusting the number of outstanding LTIP Units or subdividing or combining outstanding LTIP Units, to maintain a one-for-one conversion and economic equivalence ratio between Partnership Common Units and LTIP Units (excluding Performance LTIP Units before their conversion). The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Partnership Common Units in Partnership Units, (ii) the Partnership subdivides the outstanding Partnership Common Units into a greater number of units or combines the outstanding Partnership Common Units into a smaller number of units, or (iii) the Partnership issues any Partnership Units in exchange for its outstanding Partnership Common Units by way of a reclassification or recapitalization of its Partnership Common Units. If more than one Adjustment Event occurs, any adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction, (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan, or (z) the issuance of any Partnership Units to the General Partner in respect of a Capital Contribution to the Partnership. If the Partnership takes an action affecting the Partnership Common Units other than actions specifically described above as “Adjustment Events” and in the opinion of the General Partner such action would require an action to maintain the one-to-one correspondence described above, the General Partner shall have the right to take such action, to the extent permitted by law, the Plan and by any applicable Equity Plan or other compensatory arrangement or incentive program pursuant to which LTIP Units are issued, in such manner and at such time as the General Partner, in its sole discretion, may determine to be reasonably appropriate under the circumstances. Notwithstanding the foregoing, if any Adjustment Event or any other action described in the preceding sentence occurs, the General Partner may independently adjust the number of Performance LTIP Units outstanding or held by a particular holder of Performance LTIP Units, the Issue Price of any Performance LTIP Unit, or the number of Class 1 LTIP Units or Class 2 LTIP Units (as applicable) into which any Performance LTIP Unit may be converted, or may undertake any combination of the foregoing, in such manner as the General Partner determines in good faith to be equitable. If an amendment is made to the Agreement adjusting the number of outstanding LTIP Units as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall mail a notice to each holder of LTIP Units setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment. Any adjustment to the number of outstanding LTIP Units pursuant to this Section 6 shall be binding on the Partnership and every Limited Partner.

7.	Distributions.
(a)Operating Distributions. Except as otherwise provided in the Agreement, the Plan, any other applicable Equity Plan, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, holders of LTIP Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, regular, special, extraordinary or other distributions (other than distributions upon or pursuant to the liquidation of the Partnership) which may be made from time to time, in an amount per unit equal to the amount of any such distributions that would have been payable to such holders if the LTIP Units had been Partnership Common Units of the same number (if applicable, assuming such LTIP Units were held for the entire period to which such distributions relate); provided, however, that for each Class 2 LTIP Unit and each Performance LTIP Unit, until any applicable Full Distribution Participation Date occurs, such LTIP Unit will be entitled to receive only such distributions in an amount equal to the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to this Section 7(a).
(b)Liquidating Distributions. Holders of LTIP Units shall also be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, distributions upon liquidation of the Partnership in an amount equal to the positive balances of the Capital Accounts of the holders of such LTIP Units to the extent attributable to the ownership of such LTIP Units as set forth in Section 5.06(a) of the Agreement.

(c)Distributions Generally. Distributions on the LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the General Partner (any such date, an “LTIP Unit Distribution Payment Date”). Absent a contrary determination by the General Partner, the LTIP Unit Distribution Payment Date shall be the same as the corresponding date relating to the corresponding distribution on the Partnership Common Units, and the record date for determining which holders of LTIP Units are entitled to receive distributions shall be the Partnership Record Date. A holder of LTIP Units will be entitled to distributions with respect to an LTIP Unit only as set forth in this Exhibit H and, in making distributions pursuant to Section 5.02 of the Agreement, the General Partner of the Partnership shall take into account the provisions of this Section 7.
8.	Allocations.
(a)General. Holders of LTIP Units shall be allocated Profit, Loss and depreciation and amortization expenses of the Partnership in amounts per LTIP Unit equal to the amounts allocated per Partnership Common Unit; provided, however, that prior to the Full Distribution Participation Date with respect to a Class 2 LTIP Unit or Performance LTIP Unit, the amounts allocated to such LTIP Unit shall equal only the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise allocable with respect to such LTIP Unit pursuant to this Section 8(a). The allocations provided by the preceding sentence shall be subject to Section 5.01(a) of the Agreement and in addition to any special allocations required by Section 8(b) hereof. The General Partner is authorized in its discretion to delay or accelerate the participation of the LTIP Units in allocations of Profit, Loss and depreciation and amortization expenses of the Partnership under this Section 8(a), or to adjust the allocations made under this Section 8(a), so that the ratio of (i) the total amount of Profit, Loss and depreciation and amortization expenses of the Partnership allocated with respect to each LTIP Unit in the taxable year in which that LTIP Unit’s Full Distribution Participation Date, if any, falls (excluding special allocations under Section 8(b) hereof), to (ii) the total amount distributed to that LTIP Unit with respect to such period, is more nearly equal to the ratio of (A) the Profit, Loss and depreciation and amortization expenses of the Partnership allocated with respect to the Partnership Common Units in such taxable year to (B) the amounts distributed with respect to such Partnership Common Units in such taxable year.
(b)Special Allocations with Respect to LTIP Units. In the event that Liquidating Gains are allocated under this Section 8(b), Profit, Loss and depreciation and amortization expenses of the Partnership allocable under Section 5.01(a) of the Agreement to Partners other than Class A Partners shall be recomputed without regard to the Liquidating Gains so allocated. This Section 8(b) shall not affect any allocations to Class A Partners. After giving effect to the special allocations set forth in Sections 5.01(b), 5.01(c) and 5.01(d) of the Agreement and Sections 8(c) and 8(d) hereof, and notwithstanding the provisions of Section 5.01(a) of the Agreement (except insofar as they allocate Profit, Loss and depreciation and amortization expenses of the Partnership to Class A Partners), the recalculated Liquidating Gains shall first be allocated to the holders of Eligible Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of Eligible Units, are equal to (i) the REIT Share Economic Target (with respect to LTIP Units other than Performance LTIP Units prior to their conversion) and/or Performance LTIP Unit Value (with respect to Performance LTIP Units prior to their conversion), multiplied by (ii) the number of their Eligible Units. In addition, if any Capital Account balance attributable to a Performance LTIP Unit exceeds the applicable Performance LTIP Unit Value, and Liquidating Losses are available to be allocated to a holder of LTIP Units, then such Liquidating Losses shall be allocated to each holder of such a Performance LTIP Unit until each such holder’s Capital Account, to the extent attributable to such holder’s Performance LTIP Units, is equal (on a per-unit basis) to the applicable Performance LTIP Unit Value. For purposes of the foregoing allocations, (i) unless and to the extent otherwise determined by the General Partner, calculations shall be made separately with respect to the Eligible Units, including Eligible Units that are Performance LTIP Units with different Performance LTIP Unit Values, and (ii) any such allocations shall be made in proportion to the amounts required to be allocated to each relevant holder under this Section 8(b). The parties agree that the intent of this Section 8(b) is to make the Capital Account balances of the holders of LTIP Units with respect to their LTIP Units economically equivalent (on a per-unit basis) to the applicable REIT Share Economic Target or Performance LTIP Unit Value (calculated in each case using the REIT Share Value on the date as of which such special allocation under this Section 8(b) is being made), but only to the extent the Partnership has recognized cumulative gains (calculated in the same manner as is applicable to calculating Liquidating Gains) with respect to its assets since the issuance of the relevant LTIP Unit. Notwithstanding the foregoing, (i) the special allocations of Liquidating Gains and Losses pursuant to the preceding provisions of this Section 8(b) shall cease to apply to any Eligible Unit (other than a Performance LTIP Unit prior to its conversion) once such Eligible Unit has met the LTIP Unit Redemption Threshold and any Post-Conversion Period Performance LTIP Unit once it becomes a Post-Conversion Period Performance LTIP Unit, and (ii) the General Partner may adjust future allocations with respect to any holder of a Post-Conversion Period Performance LTIP Unit in any manner it determines in its sole discretion necessary or convenient to cause the Capital Account balance of such holder to (x) equal the balance that would have obtained had no allocations of Liquidating Gains or Liquidating Losses been made with respect to such Post-Conversion Period Performance LTIP Unit pursuant to the preceding provisions of this Section 8(b), and (y) otherwise equitably reflect the intended economic entitlements of such holder. The allocations set forth in this Section 8(b) shall be taken into account for determining the Capital Account of each Partner, including for purposes of Section 5.06(a) of the Agreement.

(c)Capital Account Adjustments and Allocations upon Forfeiture. Except as otherwise provided in the Agreement or any applicable LTIP Agreement, in connection with any repurchase or forfeiture of LTIP Units pursuant to Section 5(b), the balance of the portion of the Capital Account of the holder of such LTIP Units that is attributable to all of his or her LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 8(b) hereof, calculated with respect to such holder’s remaining LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing. Notwithstanding the foregoing, in no event shall the foregoing affect the allocations to the Class A Partners.
(d)Regulatory Allocations. For purposes of the allocations set forth in Sections 5.01(b), prior to the Full Distribution Participation Date for a Class 2 LTIP Unit or Performance

LTIP Unit, the Percentage Interest for such LTIP Unit shall be the Percentage Interest of a Partnership Common Unit multiplied by the applicable Initial Sharing Percentage.

9.	Transfers.
(a)Subject to the terms of any Vesting Agreement, a holder of LTIP Units shall be entitled to transfer his or her LTIP Units to the same extent, and subject to the same restrictions as holders of Partnership Common Units are entitled to transfer their Partnership Common Units pursuant to Article 9 of the Agreement.
(b)Neither a conversion of an LTIP Unit into Partnership Common Units, a conversion of a Performance LTIP Unit pursuant to Section 12 hereof, nor a conversion or other transmutation of an LTIP Unit into another type, in substance, of Partnership Unit, pursuant to the terms of this Agreement or an applicable LTIP Agreement, is a “Transfer” for purposes of the Agreement.
10.Legend. Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any Vesting Agreement, apply to the LTIP Unit.
11.	Conversion of Class 1 LTIP Units and Class 2 LTIP Units to Partnership Common

Units.

(a)A Qualifying Party holding LTIP Units shall have the right (the “Conversion Right”), at his or her option, at any time to convert all or a portion of his or her Vested LTIP Units into Partnership Common Units, taking into account all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that a Qualifying Party may not exercise the Conversion Right for less than one thousand (1,000) Vested LTIP Units or, if such Qualifying Party holds less than one thousand (1,000) Vested LTIP Units, all of the Vested LTIP Units held by such Qualifying Party that are not subject to the limitation on conversion under Section 11(b) hereof. Qualifying Parties shall not have the right to convert Unvested LTIP Units into Partnership Common Units until they become Vested LTIP Units; provided, however, that when a Qualifying Party is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such Qualifying Party may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the Qualifying Party, shall be accepted by the Partnership subject to such condition. In all cases, the conversion of any LTIP Units into Partnership Common Units shall be subject to the conditions and procedures set forth in this Section 11.
(b)A Qualifying Party may convert his or her Vested LTIP Units into an equal number of fully paid and non-assessable Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof. Notwithstanding the foregoing, in no event may a Qualifying Party convert a number of Vested LTIP Units that exceeds (i) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to his or her ownership of Vested LTIP Units, divided by (ii) the REIT Share Economic Target applicable to such Vested LTIP Units, in each case as determined as of a date on which satisfaction of the LTIP Unit Redemption Threshold is being determined (in either case, the “Capital Account Limitation”). After one or more LTIP Units have satisfied the LTIP Unit Redemption Threshold, such units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any LTIP Units which have not previously satisfied such threshold. In order to exercise his or her Conversion Right, a Qualifying Party shall deliver a notice (a “Conversion Notice”) in the form attached hereto as Annex I to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such Conversion Notice; provided, however, that if the General Partner has not given to the Qualifying Party notice of a proposed or upcoming Transaction (as defined below) at least thirty (30) days prior to the effective date of such Transaction, then the Qualifying Party shall have the right to deliver a Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction. A Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement. Each Qualifying Party seeking to convert Vested LTIP Units covenants and agrees with the Partnership that all Vested LTIP Units to be converted pursuant to this Section 11 shall be free and clear of all liens. Notwithstanding anything herein to the contrary, if the Vested LTIP Units have been held for at least one year, subject to any restrictions set forth in an applicable LTIP Agreement, a Qualifying Party may deliver a Notice of Redemption pursuant to Section 8.05(a) of the Agreement relating to the Partnership Common Units into which such Vested LTIP Units are being converted in advance of the Conversion Date; provided, however, that the redemption of such Partnership Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put a Qualifying Party in a position where, if he or she so wishes, the Partnership Common Units into which his or her Vested LTIP Units will be converted can be redeemed by the Partnership pursuant to Section 8.05(a) of the Agreement simultaneously with such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 8.05(b) of the Agreement by delivering to such Qualifying Party REIT Shares rather than cash, then such Qualifying Party can have such REIT Shares issued to him or her simultaneously with the conversion of his or her Vested LTIP Units into Partnership Common Units. The General Partner shall cooperate with a Qualifying Party to coordinate the timing of the different events described in the foregoing sentence. For the avoidance of doubt, subject to the limitations of this Section 11, a Qualifying Party may deliver a Conversion Notice with respect to Vested LTIP Units held on the applicable Conversion Date as a result of such Qualifying Party’s exercise of its Performance LTIP Unit Conversion Right (as defined below).

(c)The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units to be converted (a “Forced Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion at the option of such Qualifying Party pursuant to Section 11(b) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached hereto as Annex II to the applicable holder of LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.
(d)Except as otherwise provided in an applicable Vesting Agreement, immediately after each such time that either (i) LTIP Units become Vested LTIP Units pursuant to Section 5(a)

or (ii) the assets of the Partnership are revalued pursuant to Section 4.04 of the Agreement, all Vested LTIP Units not previously converted into Partnership Common Units shall automatically be converted (an “Auto Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that no Auto Conversion shall occur with respect to any LTIP Units that would not at the time be eligible for conversion at the option of such Qualifying Party pursuant to Section 11(b) hereof. Following an Auto Conversion, the Partnership shall deliver a notice (an “Auto Conversion Notice”) in the form attached hereto as Annex III to the applicable holder of LTIP Units as soon as reasonably possible following the Conversion Date (provided that the failure to deliver an Auto Conversion Notice will not affect the Auto Conversion or subject the General Partner or the Partnership to any liability). An Auto Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(e)A conversion of Vested LTIP Units for which the holder thereof has given a Conversion Notice or the Partnership has given a Forced Conversion Notice or with respect to which an Auto Conversion has occurred shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of LTIP Units, other than the surrender of any certificate or certificates evidencing such Vested LTIP Units, as of which time such holder of LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Partnership Common Units into which such LTIP Units were converted. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon his or her written request, a certificate of the General Partner certifying the number of Partnership Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The assignee of any Limited Partner pursuant to Article 9 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 11 and such Limited Partner shall be bound by the exercise of such rights by the assignee.
(f)For purposes of making future allocations under Section 8(b) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable holder of LTIP Units that is treated as attributable to his or her LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the REIT Share Economic Target determined for each such LTIP Unit as of the date on which satisfaction of the LTIP Unit Redemption Threshold for such LTIP Unit was determined.
(g)If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Partnership Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Partnership Common Units shall be exchanged for or converted into the right, or the holders shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion (or that will become eligible for conversion as a result of a contemporaneous or prior Forced Performance LTIP Unit Conversion), taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which his or her LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Partnership Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of his or her transferees) the same kind and amount of consideration that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and the relevant terms of the Plan or any other applicable Equity Plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 11(g) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the Qualifying Parties that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit H, for the benefit of the holder of LTIP Units.

(h)No conversion of LTIP Units into Partnership Common Units, or Partnership Units that are not LTIP Units, may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.

(i)Notwithstanding the foregoing, nothing in this Section 11 shall apply to a Performance LTIP Unit (including, for the avoidance of doubt, the Capital Account balance attributable to such Performance LTIP Unit), other than with respect to Vested LTIP Units into which a Performance LTIP Unit has been converted pursuant to Section 12.
12.	Conversion of Performance LTIP Units to Class 1 LTIP Units or Class 2 LTIP

Units.

(a)	The holder of a Class 1 Performance LTIP Unit or a Class 2 Performance LTIP

Unit may convert such Unit into a Class 1 LTIP Unit or a Class 2 LTIP Unit (as applicable) at any time (i) on or after such Performance LTIP Unit becomes a Vested LTIP Unit, and (ii) before the Expiration Date of such Performance LTIP Unit (the “Performance LTIP Unit Conversion Right”); provided, however, that a Performance LTIP Unit holder may not exercise a Performance LTIP Unit Conversion Right with respect to the lesser of (i) one thousand (1,000) Performance LTIP Units and (ii) 100% of the Performance LTIP Units held by such person that are Vested LTIP Units. If a Performance LTIP Unit holder is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such holder may give the Partnership a Performance LTIP Unit Conversion Notice conditioned upon and effective as of the time of vesting and such Performance LTIP Unit Conversion Notice, unless subsequently revoked by such person, shall be accepted by the Partnership subject to such condition. In all cases, the conversion of any Performance LTIP Units into Class 1 LTIP Unit or a Class 2 LTIP Unit (as applicable) shall be subject to the conditions and procedures set forth in this Section 12.

(b)Any Performance LTIP Units being converted pursuant to a Performance LTIP Unit Conversion Notice, a Forced Performance LTIP Unit Conversion, or an Expiration Conversion will convert to a number of Class 1 LTIP Units or Class 2 LTIP Units (as applicable) equal to (i) the applicable Performance LTIP Unit Value, multiplied by (ii) the number of Performance LTIP Units being converted, and divided by (iii) the REIT Share Value on the Conversion Date. For the avoidance of doubt, the foregoing calculation shall be adjusted as necessary to take into account any differences in the Performance LTIP Unit Values of the Performance LTIP Units being converted. A conversion of Performance LTIP Units under this Section 12 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of Performance LTIP Units, other than the surrender of any certificate or certificates evidencing such Performance LTIP Units, as of which time such holder of Performance LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Class 1 LTIP Units or Class 2 LTIP Units into which such LTIP Units were converted. After the conversion of Performance LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon his or her written request, a certificate of the General Partner certifying the number of Class 1 LTIP Units or Class 2 LTIP Units, as applicable, and remaining Performance LTIP Units, if any, held by such person immediately after such conversion. Notwithstanding the preceding two sentences, if (x) a Performance LTIP Unit is converted under this Section 12, (y) the corresponding Class 1 LTIP Units or Class 2 LTIP Units are converted into Partnership Common Units pursuant to Section 11 as of the same conversion date, and (z) such Partnership Common Units are not redeemed as of the same date, the relevant holder shall be reflected as a holder of Partnership Common Units (rather than as a holder of LTIP Units) as of the opening of the business day following such conversions and may be provided a certificate certifying the number of Partnership Common Units

(rather than LTIP Units) owned by such holder based on such conversions. The assignee of any Limited Partner pursuant to Article 9 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 12 and such Limited Partner shall be bound by the exercise of such rights by the assignee.

(c)To exercise his or her Performance LTIP Unit Conversion Right, a Performance LTIP Unit holder shall deliver a notice (a “Performance LTIP Unit Conversion Notice”) in the form attached hereto as Annex IV to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such Performance LTIP Unit Conversion Notice; provided, however, that if the General Partner has not given to the holder notice of a proposed or upcoming Transaction (as defined above) at least thirty (30) days prior to the effective date of such Transaction, then the holder shall have the right to deliver a Performance LTIP Unit Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction. Any Performance LTIP Unit Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement. Each Qualifying Party seeking to convert Performance LTIP Units covenants and agrees with the Partnership that all Units to be converted pursuant to this Section 12 shall be free and clear of all liens. Notwithstanding anything herein to the contrary, if the Performance LTIP Units have been held for at least one year, subject to any restrictions set forth herein or in an applicable LTIP Agreement, a Qualifying Party may deliver a Notice of Redemption pursuant to Section 8.05(a) of the Agreement relating to the Partnership Common Units into which the Class 1 LTIP Units or Class 2 LTIP Units receivable on conversion of such Performance LTIP Units ultimately are convertible in advance of the Conversion Date; provided, however, that the redemption of such Partnership Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph (together with Section 11(b) above) is to put a Performance LTIP Unit holder in a position where, if he or she so wishes, (i) the Class 1 LTIP Units or Class 2 LTIP Units into which his or her Performance LTIP Units convert can be converted into Partnership Common Units simultaneously by the Partnership, and (ii) the Partnership Common Units into which such Class 1 LTIP Units or Class 2 LTIP Units convert can be redeemed by the Partnership pursuant to Section 8.05(a) of the Agreement simultaneously, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 8.05(b) of the Agreement by delivering to such Performance LTIP Unit holder REIT Shares rather than cash, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of his or her Performance LTIP Units into Class 1 or Class 2 LTIP Units and corresponding conversion of such LTIP Units into Partnership Common Units, in all events subject to any restrictions on conversion or redemption set forth herein or in an applicable LTIP Agreement. The General Partner shall cooperate with a holder of Performance LTIP Units to coordinate the timing of the different events described in the foregoing sentence.
(d)No conversion of Performance LTIP Units may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.

(e)If the Partnership or the General Partner shall be a party to any Transaction, then the General Partner shall, immediately before the Transaction, be entitled to cause a conversion of Performance LTIP Units (a “Forced Performance LTIP Unit Conversion”) with respect to the maximum number of Performance LTIP Units then eligible for conversion under this Section 12, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced Performance LTIP Unit Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of Performance LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which his or her Performance LTIP Units ultimately will be converted (based on the conversion ratios set forth herein) the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Constituent Person or an affiliate of a Constituent Person. In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of Performance LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of Performance LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each Performance LTIP Unit held by such holder into Class 1 LTIP Units or Class 2 LTIP Units, as applicable, and corresponding conversion of such LTIP Units into Partnership Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive the same kind and amount of consideration (determined after taking into account the conversion ratios herein) that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and the relevant terms of the Plan or any other applicable Equity Plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 12(e) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of Performance LTIP Units that remain outstanding after such Transaction to convert their Performance LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units (taking into account the conversion ratio derived from Section 12(b)) and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit H, for the benefit of the holders of Performance LTIP Units with respect to the Performance LTIP Units under this Section 12(e). To exercise its right of Forced Performance LTIP Unit Conversion, the Partnership shall deliver a notice (a “Forced Performance LTIP Unit Conversion Notice”) in the form attached hereto as Annex V to the applicable holder of Performance LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Performance LTIP Unit Conversion Notice. A Forced Performance LTIP Unit Conversion Notice shall be provided in the manner provided in Section

12.01 of the Agreement.

(f)Except as otherwise provided in an applicable Vesting Agreement, and subject to the express limitations and restrictions of this Section 12, any Performance LTIP Unit that would have a Performance LTIP Unit Value greater than zero upon becoming a Post-Conversion Period Performance LTIP Unit, instead of becoming a Post-Conversion Period Performance LTIP Unit, automatically and without any action of any party shall be converted into a number of Class 1 LTIP Units or Class 2 LTIP Units, as applicable, calculated in accordance with Section 12(b). Each such conversion (each, an “Expiration Conversion”) shall be effective immediately upon the close of business on the applicable Expiration Date and all calculations under Section 12(b) shall be made based on the relevant Performance LTIP Unit Value as of such time. Following an Expiration Conversion, the Partnership shall deliver a notice (an “Expiration Conversion Notice”) in the form attached hereto as Annex VI to the applicable holder of LTIP Units as soon as reasonably practical (provided that the failure to deliver an Expiration Conversion Notice will not affect the Expiration Conversion or subject the General Partner or the Partnership to any liability). Each Expiration Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(h)  For the avoidance of doubt, any Class 1 LTIP Unit and Class 2 LTIP Unit resulting from a conversion under this Section 12, (i) is not a Performance LTIP Unit and (ii) is a Vested LTIP Unit that may be converted (including, if applicable, simultaneously with the conversion of the applicable Performance LTIP Unit) into a Partnership Common Unit under (and subject to the limitations of) Section 11 hereof. Upon conversion into Class 1 LTIP Units or Class 2 LTIP Units under this Section 12, a Performance LTIP Unit shall cease to be treated as outstanding.

13.Redemption of LTIP Units. Holders of LTIP Units shall not be entitled to the Redemption Right provided for in Section 8.05 of the Agreement unless, until and to the extent such LTIP Units have been converted into Partnership Common Units in accordance with their terms.
14.Voting. Limited Partners shall have the same voting rights in respect of their LTIP Units as Limited Partners holding Partnership Common Units, with the LTIP Units voting together as a single class with the Partnership Common Units and having one vote per LTIP Unit and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.
15.Section 83 Safe Harbor. Each Partner authorizes the General Partner to elect to apply the safe harbor (the “Section 83 Safe Harbor”) set forth in proposed Regulations Section 1.83-3(l) and proposed Internal Revenue Service Revenue Procedure published in Notice 2005-43 (together, the “Proposed Section 83 Safe Harbor Regulation”) (under which the fair market value of a Partnership Interest that is Transferred in connection with the performance of services is treated as being equal to the liquidation value of the interest), or in similar Regulations or guidance, if such Proposed Section 83 Safe Harbor Regulation or similar Regulations are promulgated as final or temporary Regulations. If the General Partner determines that the Partnership should make such election, the General Partner is hereby authorized to amend the Agreement without the consent of any other Partner to provide that (i) the Partnership is authorized and directed to elect the Section 83 Safe Harbor, (ii) the Partnership and each of its Partners (including any Person to whom a Partnership Interest, including an LTIP Unit, is Transferred in connection with the performance of services) will comply with all requirements of the Section 83 Safe Harbor with respect to all Partnership Interests Transferred in connection with the performance of services while such election remains in effect and (iii) the Partnership and each of its Partners will take all actions necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the applicable Regulations for such election to be effective until such time (if any) as the General Partner determines, in its sole discretion, that the Partnership should terminate such election. The General Partner is further authorized to amend the Agreement to modify Section 5.01(a) of the Agreement to the extent the General Partner determines in its discretion that such modification is necessary or desirable as a result of the issuance of any applicable law, Regulations, notice or ruling relating to the tax treatment of the transfer of a Partnership Interests in connection with the performance of services. Notwithstanding anything to the contrary in the Agreement, each Partner expressly confirms that it will be legally bound by any such amendment.

ANNEX I

NOTICE OF ELECTION BY PARTNER TO CONVERT

LTIP UNITS INTO PARTNERSHIP COMMON UNITS

The undersigned holder of LTIP Units hereby irrevocably (i) elects to convert as of the Conversion Date set forth below the number of LTIP Units in United Dominion Realty, L.P. (the “Partnership”) set forth below into Partnership Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Partnership Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of LTIP Unit Holder:
Please Print Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

(Signature of LTIP Unit Holder)

(Street Address)

(City) (State) (Zip Code)

Issue Check Payable to:

Please insert social security or identifying number:

Annex I

ANNEX II

NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of LTIP Units held by the LTIP Unit holder set forth below to be converted into Partnership Common Units in accordance with the terms of Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.

Name of LTIP Unit Holder:
Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

Annex II

ANNEX III

NOTICE OF AUTOMATIC CONVERSION

OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby gives you notice that the number of LTIP Units held by the LTIP Unit holder set forth below have been converted into Partnership Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.

Name of LTIP Unit Holder:
Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

Annex III

ANNEX IV

PERFORMANCE LTIP UNIT CONVERSION NOTICE

The undersigned holder of Performance LTIP Units hereby irrevocably elects to convert as of the Conversion Date set forth below the number of Performance LTIP Units in United Dominion Realty, L.P. (the “Partnership”) set forth below into Class 1 LTIP Units or Class 2 LTIP Units (as applicable) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Performance LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Performance LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of Performance LTIP Unit Holder:__________________________________________

Please Print Name as Registered with Partnership

Number of Class 1 Performance LTIP Units to be Converted:______

Number of Class 2 Performance LTIP Units to be Converted:______

Date of Award of Class 1 Performance LTIP Units to be Converted:______

Date of Award of Class 2 Performance LTIP Units to be Converted:______

Conversion Date:______

(Signature of LTIP Unit Holder)

(Street Address)

(City) (State) (Zip Code)

Please insert social security or identifying number:

Annex IV

ANNEX V

NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION

OF PERFORMANCE LTIP UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of Performance LTIP Units held by the LTIP Unit holder set forth below to be converted into Class 1 LTIP Units or Class 2 LTIP Units (as specified below) in accordance with the terms of Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.

Name of LTIP Unit Holder:___________________________________

Name as Registered with Partnership

Number of Class 1 Performance LTIP Units to be Converted:
Number of Class 2 Performance LTIP Units to be Converted:
Date of Award of Class 1 Performance LTIP Units to be Converted:
Date of Award of Class 2 Performance LTIP Units to be Converted:
Class 1 LTIP Units Resulting From Conversion:
Class 2 LTIP Units Resulting From Conversion:
Conversion Date:

Annex V

ANNEX VI

EXPIRATION CONVERSION NOTICE

United Dominion Realty, L.P. (the “Partnership”) hereby gives you notice that the number of Performance LTIP Units held by the LTIP Unit holder set forth below have been converted into Partnership Class 1 LTIP Units or Class 2 LTIP Units, as applicable, in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.

Name of Performance LTIP Unit Holder:___________________________________

Name as Registered with Partnership

Number of Class 1 Performance LTIP Units Converted:
Number of Class 2 Performance LTIP Units Converted:
Date of Award of Class 1 Performance LTIP Units Converted:
Date of Award of Class 2 Performance LTIP Units Converted:
Class 1 LTIP Units Resulting From Conversion:
Class 2 LTIP Units Resulting From Conversion:
Conversion Date:

Annex VI

EXHIBIT I

PARTNERSHIP UNIT DESIGNATIONS
OF THE
LH UNITS
OF

UNITED DOMINION REALTY, L.P.

1.	Defined Terms.

The following defined terms used in this Exhibit I shall have the meanings specified below.  Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Second Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended (the “Agreement”).

“Adjustment Event” has the meaning set forth in Section 10 hereof.

“Capital Receipts” means cash receipts of the Partnership or any of its Subsidiaries from the sale, exchange or other disposition of any assets of the Partnership or any Subsidiary thereof, including the issuance of any equity interest by the Partnership or any Subsidiary thereof, or from the incurrence of any Indebtedness by the Partnership or any Subsidiary thereof.

“Current Profit” shall mean, for any fiscal year, the net taxable income of the Partnership for such fiscal year, as determined for federal income tax purposes, as modified by Regulations Section 1.704-1(b)(2)(iv), except that “Current Profit”:

(a)	shall not include:
(i)	Items of income, gain and expense that are specially allocated pursuant to Sections 5.01(b), 5.01(c), and 5.01(d) of the Agreement;
(ii)	Depreciation and amortization;
(iii)	Items of loss from the disposition of Partnership assets; and
(iv)	Deemed items of gain or loss described in the last sentence of Section 4.04 of the Agreement;
(b)	shall not exceed the amount necessary to match allocations under Section 5(a)(i)(A) with distributions of cash under Section 5.02(a) and Section 5.03 of the Agreement; and
(c)	shall not be less than zero.

“LH A Partners” means the Partners holding LH A Units in such capacity.

“LH B Partners” means the Partners holding LH B Units in such capacity.

“LH Partners” means the LH B Partners and the LH A Partners.

“Non-LH Partners” means the Partners holding Partnership Units other than the LH Units in such capacity.

“Partnership Common Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to the Agreement, but does not include any Partnership Unit owned by the General Partner or the Company (if the Company is not the General Partner), Class A Partnership Unit, Class I Out-Performance Partnership Share, Class II Out-Performance Partnership Share, Class III Out-Performance Partnership Share, Class IV Out-Performance Partnership Share, Class V Out-Performance Partnership Share, LTIP Unit or any other Partnership Unit, the terms of which provide that such other Partnership Unit is not a Partnership Common Unit. For the avoidance of doubt, although, pursuant to Section 3, LH Units shall be treated as Partnership Common Units for the purposes described therein and herein, references in the Agreement to Partnership Common Units shall not include LH Units except to the extent provided by Section 3 and the other provisions herein.

“Residual LH A Percent” means, initially, one percent (1%).  Upon a redemption, exchange or other transaction in which an LH A Unit ceases to be outstanding, the Residual LH A Percent shall be reduced to equal the immediately prior Residual LH A Percent multiplied by a fraction, the numerator of which is the number of LH A Units outstanding immediately after such transaction and the denominator of which is the number of LH A Units outstanding immediately prior to such transaction.

“Residual LH B Percent” means, initially, one-tenth of one percent (.1%).  Upon a redemption, exchange or other transaction in which an LH B Unit ceases to be outstanding, the Residual LH B Percent shall be reduced to equal the immediately prior Residual LH B Percent multiplied by a fraction, the numerator of which is the number of LH B Units outstanding immediately after such transaction and the denominator of which is the number of LH B Units outstanding immediately prior to such transaction.

“Residual Non-LH Percent” means (i) one hundred percent (100%) minus (ii) the sum of (A) the Residual LH A Percent and (B) the Residual LH B Percent.

“Residual Profit” and “Residual Loss” shall mean, for any fiscal year, the net taxable income or loss, as the case may be, of the Partnership for such fiscal year, as determined for federal income tax purposes, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Residual Profit and Residual Loss shall not include:

(a)	Items of income, gain and expense that are specially allocated pursuant to Section 5.01(b), 5.01(c), and 5.01(d) of the Agreement; and
(b)	Any items included within the definition of Current Profit for such fiscal year.
2.Designation.  A general class of Partnership Units in the Partnership designated as the “LH Units” is hereby established.  Two sub-classes of LH Units are hereby designated as the “LH A Units” and “LH B Units”.  The number of each class of LH Units that may be issued is not limited by the Agreement and shall be determined from time to time by the General Partner.

3.General.  LH Units shall have the terms set forth in this Exhibit I. Except to the extent provided otherwise in this Exhibit I: (i) each LH A Unit shall be treated as, and shall have the same rights, preferences, privileges and obligations as, any other Partnership Unit held by the applicable UDR Partner, and the holder of an LH A Unit shall be treated as, and shall have the same rights, preferences, privileges and obligations as, such UDR Partner with respect to its holding of such a Partnership Unit; and (ii) each LH B Unit, (A) in the case of an LH B Unit held by an Outside Partner, shall be treated as, and shall have the same rights, preferences, privileges and obligations as, a Partnership Common Unit, and each such holder of an LH B Unit in respect of each LH B Unit held by it shall be treated as, and shall have the same rights, preferences, privileges and obligations as, an Outside Partner with respect to its holding of such a Partnership Common Unit, and (B) in the case of an LH B Unit held by a UDR Partner, shall be treated as, and shall have the same rights, preferences, privileges and obligations as, any other Partnership Unit held by such UDR Partner, and each such holder of an LH B Unit in respect of each LH B Unit held by it shall be treated as, and shall have the same rights, preferences, privileges and obligations as, such a UDR Partner with respect to its holding of such a Partnership Unit.
4.Issuances of LH Units; Admission to Partnership.
(a)From time to time, the General Partner is hereby authorized to issue LH Units for such consideration or for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners.  The General Partner shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of, LH Units.  For the avoidance of doubt, it is expected that LH A Units solely shall be issued to or acquired by UDR Partners, whereas LH B Units may be issued to or acquired by Outside Partners or UDR Partners (for example, in the case of an acquisition by the Company of an LH B Unit pursuant to Section 8.05(b) of the Agreement).
(b)Notwithstanding any other provision of the Agreement to the contrary, a Person (other than an existing Partner) who is issued LH Units in accordance with this Exhibit I shall be admitted to the Partnership as an additional Limited Partner upon the satisfactory completion of such conditions or requirements as the General Partner determines in its sole discretion.  For the avoidance of doubt, the requirements of Section 9.03(a) of the Agreement shall not apply to the admission of a Person to the Partnership as a Limited Partner with respect to its LH Units unless and to the extent the General Partner determines such requirements shall apply to such admission.
5.	Allocations. Notwithstanding Section 5.01 of the Agreement:
(a)In lieu of and prior to making any allocations under Section 5.01(a) of the Agreement:

(i)Current and Residual Profits for any fiscal year of the Partnership shall be allocated in the following order of priority:
(A) First, Current Profits shall be allocated to the LH Partners with respect to their LH Units in proportion to the amount of cash distributed to each such LH Partner with respect to such LH Units pursuant to Section 5.02(a) of the Agreement, until such LH Partners have received cumulative allocations of Current Profits pursuant to this Section 5(a)(i)(A) equal to the cumulative cash distributed to such LH Partners pursuant to Section 5.02(a) of the Agreement;
(B) Second, Residual Profits shall be allocated to the Partners in proportion to, and in the reverse order of, allocations of Residual Losses pursuant to Section 5(a)(ii), until the cumulative Residual Profits allocated to such Partners pursuant to this Section 5(a)(i)(B) equals the cumulative Residual Losses allocated to such Partners pursuant to Section 5(a)(ii), with the Non-LH Partners treated as a group; and
(C)Thereafter, (i) the Residual LH A Percent of Residual Profits shall be allocated to the LH A Partners in proportion to their respective Percentage Interests (as determined solely with respect to their LH A Units), (ii) the Residual LH B Percent of Residual Profits shall be allocated to the LH B Partners in proportion to their respective Percentage Interests (as determined solely with respect to their LH B Units), and (iii) the Residual Non-LH Percent of Residual Profits shall be allocated to the Non-LH Partners as a group.
(ii)Residual Losses for any fiscal year of the Partnership shall be allocated in the following order of priority:
(A) First, (i) the Residual LH A Percent of Residual Losses shall be allocated to the LH A Partners in proportion to their respective Percentage Interests (as determined solely with respect to their LH A Units), (ii) the Residual LH B Percent of Residual Losses shall be allocated to the LH B Partners in proportion to their respective Percentage Interests (as determined solely with respect to their LH B Units), and (iii) the Residual Non-LH Percent of Residual Losses shall be allocated to the Non-LH Partners as a group, until the aggregate positive Capital Account balances of the Non-LH Partners have been eliminated;
(B) Second, to the LH Partners in proportion to their positive Capital Account balances attributable to their LH Units, until such positive Capital Account balances have been eliminated; and
(C) Thereafter, to the General Partner.
(iii)Amounts, and items thereof, allocated to the Non-LH Partners as a group pursuant to the foregoing provisions of this Section 5(a) then shall be allocated as Profit, Loss and depreciation and amortization expenses, as applicable, among the Non-LH Partners pursuant to Section 5.01(a) of the Agreement.
(b)As applied to the LH Units, references to Profit and Loss (and items thereof) in Sections 5.01 (b) through (f) of the Agreement shall include references to Current Profit and Residual Profit and Loss (and items thereof), as applicable and as determined by the General Partner.
(c)Notwithstanding the foregoing, allocations of Current Profit and Residual Profit and Loss hereunder may be modified by the General Partner, in its discretion, to take into account any preferential or superseding allocation or distribution entitlements of other classes of Partnership Units, including, without limitation, to take into account the entitlement of LTIP Units to allocations of Liquidating Gains and Losses under Exhibit H of the Agreement and the entitlements of the Class A Partners.
6.Distributions.  For purposes of Sections 5.02(a)(i) through (iv) of the Agreement, each LH Partner with respect to each of its LH Units shall be treated (i) in the case of an Outside Partner, in the same manner as an Outside Partner with respect to each of its Partnership Common Units, and (ii) in the case of a UDR Partner, in the same manner as a UDR Partner with respect to each of its Partnership Units (including, in each case, for purposes of determining its Dividend Equivalent entitlements and Percentage Interest).  For purposes of Section 5.02(a)(v) of the Agreement: (i) with respect to any distribution of Capital Receipts under such subsection, each LH Partner with respect to its LH Units shall receive its Percentage Interest attributable to such LH Units of such distribution; (ii) with respect to any distribution of other than Capital Receipts under such subsection, (A) the LH A Partners with respect to their LH A Units shall receive solely the Residual LH A Percent of such distribution in proportion to their respective Percentage Interests (as determined solely with respect to their LH A Units), and (B) the LH B Partners with respect to their LH B Units shall receive solely the Residual LH B Percent of such distribution in proportion to their respective Percentage Interests (as determined solely with respect to their LH B Units); and (iii) for the avoidance of doubt, any Non-LH Partner with respect to its Partnership Units other than LH Units shall receive its Percentage Interest (as determined solely with respect to such Partnership Units) of the remaining amount of any distribution described in clauses (i) or (ii).  The General Partner shall determine, in its sole discretion, the extent to which any distribution is of Capital Receipts.
7.Redemption Rights. Each Outside Partner with respect to each LH Unit held by such Outside Partner shall have the redemption rights set forth in Section 8.05 of the

Agreement as though such LH Unit was a Partnership Common Unit outstanding for more than one year and held by an Outside Partner.  Each UDR Partner shall not have such redemption rights with respect to its LH Units.
8.Guaranty Opportunities.  The terms of Section 8.07 of the Agreement shall not apply to LH Partners with respect to their LH Units, including the consent right set forth in Section 8.07(c) of the Agreement.
9.Voting.  For the avoidance of doubt, (i) each LH Unit held or acquired by a UDR Partner shall have the same voting, consent or approval rights applicable to a Partnership Unit held by such UDR Partner, and (ii) each LH Unit held or acquired by an Outside Partner shall have the same voting, consent or approval rights applicable to a Partnership Common Unit held by an Outside Partner.
10.Adjustment Events and Other Events; Percentage Interests.
(a)If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to this Exhibit I or the Agreement or update to Exhibit A to the Agreement, to adjust the number of outstanding LH Units (including within any class thereof), including through subdivision or combination of outstanding LH Units (including within any class thereof), or to adjust the Percentage Interest attributable to an LH Unit (including for specific purposes), to preserve the economic entitlements of the LH Units relative to the Partnership Common Units, and to otherwise  preserve the intended economic arrangement, in each case as set forth in this Exhibit I and the Agreement.  The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Partnership Common Units in Partnership Units; (ii) the Partnership subdivides the outstanding Partnership Common Units into a greater number of units or combines the outstanding Partnership Common Units into a smaller number of units; or (iii) the Partnership issues any Partnership Units in exchange for its outstanding Partnership Common Units by way of a reclassification or recapitalization of its Partnership Common Units.  If more than one Adjustment Event occurs, any adjustment to the LH Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously.  For the avoidance of doubt, the following shall not be Adjustment Events unless and to the extent determined appropriate by the General Partner: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction; (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan; or (z) the issuance of any Partnership Units to the General Partner or the Company in respect of a Capital Contribution to the Partnership.
(b)If the Partnership takes an action affecting the

Partnership Common Units or any other action, other than actions specifically described above as “Adjustment Events”, and, in the opinion of the General Partner, such action would require an action to preserve the intended economic arrangement described above, the General Partner shall have the right to take such action, to the extent permitted by law, in such manner and at such time as the General Partner, in its sole discretion, may determine to be reasonably appropriate under the circumstances.  If an amendment is made to the Agreement adjusting the number of outstanding LH Units as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error.  Promptly after filing of such certificate, the Partnership shall notify each holder of LH Units setting forth the adjustment to its LH Units and the effective date of such adjustment.  Any adjustment to the number of outstanding LH Units pursuant to this Section 10 shall be binding on the Partnership and every Partner.